Munder Bond Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MUCAX)	CLASS K SHARES (MUCKX)
CLASS B SHARES (MUCBX)	CLASS Y SHARES (MUCYX)
CLASS C SHARES (MUCCX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Bond Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4%(a)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	0.46%	0.47%	0.47%	0.71%	0.47%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements(e)	1.13%	1.89%	1.89%	1.13%	0.89%

Fee Waivers and/or Expense Reimbursements(f)	-0.46%	-0.47%	-0.47%	-0.46%	-0.47%

Total Net Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(e)(f)	0.67%	1.42%	1.42%	0.67%	0.42%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e) Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses (i.e., fees and expenses of other funds in which the Fund invested).

(f) Pursuant to an Expense Limitation Agreement, MCM (as defined below) has agreed contractually through at least October 31, 2012 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 0.65% for Class A and K shares, 1.40% for Class B and C shares, and 0.40% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$466	$645	$245	$68	$43
3 Years	$701	$849	$549	$313	$237
5 Years	$954	$1,178	$978	$578	$447
10 Years	$1,679	$1,976	$2,174	$1,334	$1,053

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$466	$145	$145	$68	$43
3 Years	$701	$549	$549	$313	$237
5 Years	$954	$978	$978	$578	$447
10 Years	$1,679	$1,976	$2,174	$1,334	$1,053

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 258% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues the Fund’s investment objectives by investing, under normal circumstances, at least 80% of the Fund’s assets in a broad range of bonds. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The advisor selects securities based on an analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

Bonds, also known as fixed income securities, in which the Fund may invest include without limitation:

•	U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government;
•	long- and short-term corporate debt obligations;
•	mortgage-backed securities, including collateralized mortgage obligations (“CMOs”);
•	asset-backed securities, including collateralized debt obligations (“CDOs”); and
•	U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., yankee bonds).

The bonds in which the Fund will invest will generally be rated investment grade or better, or if unrated, of comparable quality. However, the Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities.

The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. The Fund may also utilize dollar roll transactions, which are series of purchase and sale transactions, to obtain market exposure to certain types of securities, particularly mortgage-backed securities. The advisor may enter into futures and/or credit default swap contracts and the advisor may use exchange-traded funds (ETFs) to manage cash.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Credit (or Default) Risk

The Fund may lose money if an issuer of a fixed income security is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its payment obligations. Further, when an issuer suffers adverse changes in its financial condition or credit rating, the price of its debt obligations may decline and/or experience greater volatility. A change in financial condition or credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell.

Interest Rate Risk

The value of a bond may decline due to an increase in the absolute level of interest rates, or changes in the spread between two rates, the shape of the yield curve or any other interest rate relationship. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

Prepayment Risk

A substantial portion of the Fund may be invested in asset-backed and mortgage-backed securities. Accordingly, the Fund may be subject to higher prepayment risk than a Fund with a higher concentration in other types of fixed income securities. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value.

When-Issued Securities, To-Be-Announced, Delayed Delivery and Forward Commitment Risk

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. In a to-be-announced (TBA) transaction, a seller agrees to deliver a security at a future date; however, the seller does not specify the particular securities to be delivered. Instead, the purchaser agrees to accept any security that meets specified terms. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, TBA, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. Purchasing securities in a TBA transaction also involves the risk that the security that the Fund is required to buy in the transaction may be worth less than an identical security. Each of these transactions also involves the risk that the counterparty may fail to deliver the security or cash on the settlement date. In some cases, the Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.

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Dollar Roll Transaction Risk

A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Below Investment Grade Securities Risk

Below investment grade fixed income securities, also known as “junk bonds,” may be subject to greater risks than other fixed income securities, including greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed income securities.

Short-Term Trading Risk

The Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Foreign Securities Risk

Investment in foreign securities, which tend to be more volatile and less liquid than U.S. securities, may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic unrest or instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Derivatives Risk

Derivatives, such as futures or credit default swap contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN

(%) per calendar year

YTD through 9/30/11:	4.28%
Best Quarter:	6.22%	(quarter ended 9/30/09)
Worst Quarter:	-3.05%	(quarter ended 6/30/04)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 12/1/91)
Return Before Taxes	7.53	5.28	5.13	5.62
Return After Taxes on Distributions	5.78	3.50	3.26	3.40
Return After Taxes on Distributions and Sale of Fund Shares	4.87	3.45	3.26	3.42

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54	5.80	5.84	6.57

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AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS A (Inception 12/9/92)
Return Before Taxes	2.94	4.15	4.42	5.21

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54	5.80	5.84	6.44
CLASS B (Inception 3/13/96)
Return Before Taxes	1.47	3.88	4.22	4.77

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54	5.80	5.84	6.19
CLASS C (Inception 3/25/96)
Return Before Taxes	5.43	4.22	4.07	4.40

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54	5.80	5.84	6.28
CLASS K (Inception 11/23/92)
Return Before Taxes	7.27	5.00	4.86	5.44

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54	5.80	5.84	6.44

The index returns from inception for Class Y, A, B, C and K shares are as of 12/1/91, 12/1/92, 3/1/96, 4/1/96 and 12/1/92, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. Edward D. Goard, CFA, Chief Investment Officer – Fixed Income of MCM, is the portfolio manager for the Fund and has been a member of the Fund’s portfolio management team since October 2009.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s primary investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation. The Board of Trustees may change the Fund’s investment objectives without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in investment grade securities, below investment grade securities, derivatives, ETFs, foreign securities, mortgage-backed securities and U.S. government securities.

Investment Grade Securities

Many bonds are rated by nationally recognized statistical ratings organizations (NRSROs), such as S&P, Moody’s or Fitch. Ratings are intended to reflect the NRSRO’s assessment of the credit quality of a bond. Investment grade securities include securities rated AAA, AA, A or BBB (+ or -) by S&P or Fitch and securities rated Aaa, Aa, A or Baa (1, 2 or 3) by Moody’s.

Investment Grade Securities Risk

Although the Fund will primarily invest in securities rated investment grade or better, lower-rated investment grade securities, such as those rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s, are riskier than other investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Below Investment Grade Securities

The Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade by an NRSRO or in comparable unrated securities.

Below Investment Grade Securities

Investments in below investment grade securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Below investment grade securities and comparable unrated securities may be considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

While the market values of below investment grade securities and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain below investment grade securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment grade securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for below investment grade securities and comparable unrated securities may diminish the Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Below investment grade securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

ETFs

Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment or index. The Fund may purchase an ETF to temporarily gain

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exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Foreign Securities

The term “foreign securities” includes investments in U.S. dollar-denominated securities of foreign issuers that are traded in the United States (i.e., Yankee securities) and non-U.S. dollar-denominated securities that are traded outside of the U.S.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to (1) obtain accurate independently-sourced prices for securities traded on these markets and (2) value the effected foreign securities for extended periods of time.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

Mortgage-Backed Securities

Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, commercial or residential mortgage loans on real property.

Mortgage-Backed Securities Risk

The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Because of these and other reasons, a mortgage-backed security’s total return may be difficult to predict precisely. When the Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

U.S. Government Securities

U.S. government securities include securities issued by the U.S. government or any of its agencies or instrumentalities.

U.S. Government Securities Risk

While U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be

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repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Temporary and Defensive Investing

Short-term instruments in which the Fund may invest include without limitation:

•	repurchase agreements;
•	commercial paper and short-term corporate debt obligations;
•	bankers’ acceptances and certificates of deposit;
•	U.S. government securities; and
•	exchange-traded funds and money market mutual funds.

The Fund typically minimizes its uncommitted cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund may, but is not required to, temporarily invest all or any portion of its assets in short-term obligations in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in fixed income market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, B, C, K or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A, B or C shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

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SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 4.00% (reduced for purchases of $100,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.
Class B Shares Purchase Availability

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	Not applicable.
Purchase Maximum	$50,000
Conversion Feature

Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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8

Class C Shares Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	$1 million
Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.
Class K Shares Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Service fees of 0.25% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.
Class Y Shares Purchase Availability

Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

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9

APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $100,000	4.00	4.17
$100,000 but less than $250,000	3.00	3.09
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1,000,000	1.25	1.27
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions - Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or

10

other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call

(800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

CDSC Waivers – Class B and C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•

minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•

(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A, B, C and K shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B, C and K shares.

Payments made under the Plan by Class A, B and C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and C shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and K shares of the Fund, and may cost you more than paying other types of sales charges.

11

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

The Fund generally values fixed income securities it holds at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

12

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on certain qualified dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales made by the Fund. The lower tax rate on long-term capital gains is currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

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13

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual rate of 0.40% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management

The Fund is managed by Edward D. Goard.

Edward D. Goard, CFA, Chief Investment Officer, Fixed Income, has been a member of the Fund’s portfolio management team since October 2009. Mr. Goard joined MCM in 2007 and was promoted to Chief Investment Officer - Fixed Income in September 2010. As Chief Investment Officer - Fixed Income, he is responsible for the oversight of all of MCM’s fixed income strategies and the fixed income team. Prior to that, he was Senior Portfolio Manager of MCM and was part of MCM’s core fixed income and core plus fixed income teams, specializing in trading of mortgage-backed securities.

Additional information about the compensation of the portfolio manager, other accounts managed by this individual, and his ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

CLASS A SHARES(a)	Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)		Year Ended 6/30/07(b)

Net asset value, beginning of period	$9.53		$8.81		$9.22		$9.24		$9.12

Income/(loss) from investment operations:

Net investment income	0.37		0.38		0.44		0.32		0.42

Net realized and unrealized gain/(loss) on investments	0.08		0.71		(0.39)		0.11		0.14

Total from investment operations	0.45		1.09		0.05		0.43		0.56

Less distributions:

Dividends from net investment income	(0.39)		(0.37)		(0.46)		(0.45)		(0.44)

Total distributions	(0.39)		(0.37)		(0.46)		(0.45)		(0.44)

Net asset value, end of period	$9.59		$9.53		$8.81		$9.22		$9.24

Total return (c)	4.84%		12.60%		0.72%		4.70%		6.24%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$17,479		$19,533		$18,460		$18,126		$10,468

Ratio of operating expenses to average net assets	0.65%		0.65%		0.65%		1.20%		1.28%

Ratio of net investment income to average net assets	3.87%		4.14%		4.95%		3.46%		4.55%

Portfolio turnover rate	258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%

Ratio of operating expenses to average net assets without expense reimbursements	1.11%		1.04%		1.00%		1.28%		1.28%

CLASS B SHARES(a)	Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)		Year Ended 6/30/07(b)

Net asset value, beginning of period	$9.53		$8.81		$9.22		$9.24		$9.12

Income/(loss) from investment operations:

Net investment income	0.30		0.31		0.37		0.25		0.35

Net realized and unrealized gain/(loss) on investments	0.08		0.711		(0.38)		0.11		0.14

Total from investment operations	0.38		1.02		(0.01)		0.36		0.49

Less distributions:

Dividends from net investment income	(0.32)		(0.30)		(0.40)		(0.38)		(0.37)

Total distributions	(0.32)		(0.30)		(0.40)		(0.38)		(0.37)

Net asset value, end of period	$9.59		$9.53		$8.81		$9.22		$9.24

Total return (c)	4.06%		11.75%		(0.03)%		3.92%		5.44%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$1,854		$2,556		$3,289		$3,662		$3,367

Ratio of operating expenses to average net assets	1.40%		1.40%		1.40%		1.97%		2.03%

Ratio of net investment income to average net assets	3.12%		3.39%		4.22%		2.71%		3.80%

Portfolio turnover rate	258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%

Ratio of operating expenses to average net assets without expense reimbursements	1.87%		1.79%		1.76%		2.04%		2.03%

(a)     Class A shares and Class B shares of the Fund commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b)     Per share numbers have been calculated using the average shares method.

(c)     Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)     The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 79%, 154% and 226% for the years ended June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

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CLASS C SHARES(a)	Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)		Year Ended 6/30/07(b)

Net asset value, beginning of period	$9.59		$8.87		$9.28		$9.29		$9.17

Income/(loss) from investment operations:

Net investment income	0.30		0.32		0.37		0.25		0.36

Net realized and unrealized gain/(loss) on investments	0.08		0.70		(0.38)		0.12		0.13

Total from investment operations	0.38		1.02		(0.01)		0.37		0.49

Less distributions:

Dividends from net investment income	(0.32)		(0.30)		(0.40)		(0.38)		(0.37)

Total distributions	(0.32)		(0.30)		(0.40)		(0.38)		(0.37)

Net asset value, end of period	$9.65		$9.59		$8.87		$9.28		$9.29

Total return (c)	4.03%		11.67%		(0.02)%		4.01%		5.41%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$4,563		$5,352		$6,067		$4,068		$1,682

Ratio of operating expenses to average net assets	1.40%		1.40%		1.40%		1.94%		2.03%

Ratio of net investment income to average net assets	3.12%		3.39%		4.17%		2.70%		3.80%

Portfolio turnover rate	258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%

Ratio of operating expenses to average net assets without expense reimbursements	1.87%		1.79%		1.76%		2.03%		2.03%

CLASS K SHARES(a)	Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)		Year Ended 6/30/07(b)

Net asset value, beginning of period	$9.54		$8.82		$9.23		$9.25		$9.13

Income/(loss) from investment operations:

Net investment income	0.38		0.38		0.44		0.33		0.42

Net realized and unrealized gain/(loss) on investments	0.07		0.711		(0.39)		0.10		0.14

Total from investment operations	0.45		1.09		(0.05)		0.43		0.56

Less distributions:

Dividends from net investment income	(0.39)		(0.37)		(0.46)		(0.45)		(0.44)

Total distributions	(0.39)		(0.37)		(0.46)		(0.45)		(0.44)

Net asset value, end of period	$9.60		$9.54		$8.82		$9.23		$9.25

Total return (c)	4.83%		12.58%		0.61%		4.80%		6.23%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$30,697		$46,954		$92,418		$153,352		$26,987

Ratio of operating expenses to average net assets	0.65%		0.65%		0.65%		1.11%		1.28%

Ratio of net investment income to average net assets	3.90%		4.15%		5.00%		3.42%		4.55%

Portfolio turnover rate	258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%

Ratio of operating expenses to average net assets without expense reimbursements	1.11%		1.04%		1.00%		1.21%		1.28%

(a)     Class C shares and Class K shares of the Fund commenced operations on March 25, 1996 and November 23, 1992, respectively.

(b)     Per share numbers have been calculated using the average shares method.

(c)     Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)     The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 79%, 154% and 226% for the years ended June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

[Remainder of Page Intentionally Left Blank]

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CLASS Y SHARES(a)	Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)		Year Ended 6/30/07(b)

Net asset value, beginning of period	$9.54		$8.83		$9.24		$9.25		$9.13

Income/(loss) from investment operations:

Net investment income	0.40		0.41		0.46		0.35		0.45

Net realized and unrealized gain/(loss) on investments	0.09		0.70		(0.38)		0.11		0.14

Total from investment operations	0.49		1.11		0.08		0.46		0.59

Less distributions:

Dividends from net investment income	(0.42)		(0.40)		(0.49)		(0.47)		(0.47)

Total distributions	(0.42)		(0.40)		(0.49)		(0.47)		(0.47)

Net asset value, end of period	$9.61		$9.54		$8.83		$9.24		$9.25

Total return (c)	5.20%		12.73%		0.97%		5.06%		6.49%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$83,353		$84,690		$94,872		$127,638		$47,681

Ratio of operating expenses to average net assets	0.40%		0.40%		0.40%		0.92%		1.02%

Ratio of net investment income to average net assets	4.12%		4.39%		5.24%		3.70%		4.81%

Portfolio turnover rate	258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%

Ratio of operating expenses to average net assets without expense reimbursements	0.87%		0.79%		0.75%		1.01%		1.02%

(a)     Class Y shares of the Fund commenced operations on December 1, 1991.

(b)     Per share numbers have been calculated using the average shares method.

(c)     Total return represents aggregate total return for the period indicated.

(d)     The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 79%, 154% and 226% for the years ended June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

[Remainder of Page Intentionally Left Blank]

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 4400 Computer Drive Westborough, MA 01581

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.
-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:
By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789
By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940
By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder Growth Opportunities Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MNNAX)	CLASS R SHARES (MNNRX)
CLASS B SHARES (MNNBX)	CLASS Y SHARES (MNNYX)
CLASS C SHARES (MNNCX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Growth Opportunities Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Class Y Shares
Management Fees(e)	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	(f)	0.00%
Other Expenses	0.88%	0.89%	0.88%	0.86%		0.90%

Total Annual Fund Operating Expenses(e)	1.88%	2.64%	2.63%	2.11%		1.65%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e) The expense information has been restated to reflect the Management Fees effective March 1, 2011.

(f) Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares
1 Year	$730	$767	$366	$214	$168
3 Years	$1,108	$1,120	$817	$661	$520
5 Years	$1,510	$1,599	$1,394	$1,134	$896
10 Years	$2,630	$2,787	$2,963	$2,442	$1,953

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares
1 Year	$730	$267	$266	$214	$168
3 Years	$1,108	$820	$817	$661	$520
5 Years	$1,510	$1,399	$1,394	$1,134	$896
10 Years	$2,630	$2,787	$2,963	$2,442	$1,953

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues long-term capital appreciation in the Fund by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies the advisor believes will benefit from these trends.

In selecting individual securities for the Fund, the advisor employs a bottom-up analysis, which involves a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability. In addition, in selecting securities for the Fund, the advisor attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company’s equity securities.

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses. As a result of the foregoing policy, the Fund is expected to have a significant portion of its assets invested in companies in the information technology sector.

In addition, as a result of the Fund’s focus on secular growth trends, a significant portion of the Fund’s assets may be invested in other sectors, industries and types of companies that the advisor believes have significant growth opportunities and exhibit attractive long-term growth characteristics.

Although the Fund will be invested primarily in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including emerging market country securities. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Sector/Industry Concentration Risk

A significant amount of the Fund’s assets is likely to be invested in the information technology sector. When the Fund focuses its investments in a sector or industry, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector or industry. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are concentrated in a particular sector or industry.

Information Technology Sector Investing Risk

Information technology companies tend to significantly rely on technological events or advances in their product development, production or operations. The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Internet-Related Investing Risk

Internet-related companies are primarily companies within the information technology sector and, therefore, are subject to the risks associated with investing in that sector. The value of Internet-related companies in other economic sectors (e.g., the Internet & catalog retail industry) is also susceptible to changes in factors affecting competition, such as the overall health of the economy, consumer confidence and spending, changes in demographics and consumer tastes, and interest rates.

Smaller Company Stock Risk

Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Foreign Securities Risk

Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic unrest or instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

2

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of two broad-based securities market indices. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)

per calendar year

YTD through 9/30/11:	-12.63%
Best Quarter:	39.17%	(quarter ended 12/31/01)
Worst Quarter:	-47.53%	(quarter ended 9/30/01)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 6/1/98)
Return Before Taxes	19.63	6.44	-1.94	4.43
Return After Taxes on Distributions	19.63	6.44	-1.94	4.37
Return After Taxes on Distributions and Sale of Fund Shares	12.76	5.57	-1.62	3.87

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	1.89
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	2.93
CLASS A (Inception 8/19/96)
Return Before Taxes	12.78	4.99	-2.72	8.44

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	5.42
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	6.56
CLASS B (Inception 6/1/98)
Return Before Taxes	13.48	5.06	-2.76	3.66

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	1.89
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	2.93
CLASS C (Inception 11/3/98)
Return Before Taxes	17.47	5.39	-2.90	2.59

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	1.61
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	2.92
CLASS R (Inception 7/29/04)
Return Before Taxes	19.01	5.90	—	8.98

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71	3.75	—	5.24
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	—	4.20

The index returns from inception for Class Y, A, B, C and R shares are as of 6/1/98, 9/1/96, 6/1/98, 11/1/98 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Michael P. Gura, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2010.
•	Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since 2005.
•	Kenneth A. Smith, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 1999.

Mr. Smith makes the final investment decisions for the Fund.

3

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in foreign securities, including emerging market country securities.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to (1) obtain accurate independently-sourced prices for securities traded on these markets and (2) value the effected foreign securities for extended periods of time. During periods of social, political or economic instability in a country or region, the value of foreign securities traded on United States’ exchanges tied to such country or region, such as ADRs and GDRs, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the securities underlying the foreign securities are traded.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

Emerging Markets Investing

All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt and South Africa.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also

5

issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

ETFs

Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment or index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, B, C, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert Class A, B, C, or R shares of the Fund to Class Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for Class Y shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charges (CDSCs). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent

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deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.
Class B Shares
Purchase Availability	Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	Not applicable.
Purchase Maximum	$50,000
Conversion Feature

Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

[Remainder of Page Intentionally Left Blank]

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Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	$1 million
Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.
Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.
Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

[Remainder of Page Intentionally Left Blank]

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APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions - Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares

9

through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

CDSC Waivers – Class B and C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•

minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•

(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A, B, C and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C and R shares.

Payments made under the Plan by Class A, B, C and R shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to

10

0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and R shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the

Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines

11

approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

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The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual effective rate of 0.86% of the Fund’s average daily net assets. Effective March 1, 2011, the advisory fee for the Fund is 0.75% of the first $1 billion of average daily net assets, 0.725% of the next $1 billion of average daily net assets and 0.70% of average daily net assets in excess of $2 billion. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Michael P. Gura, Mark A. Lebovitz and Kenneth A. Smith. Mr. Smith makes the final investment decisions for the Fund.

Michael P. Gura, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since October 2010. Mr. Gura has managed separately managed accounts in MCM’s large-capitalization growth and multi-

capitalization growth investment disciplines since 2002 and in MCM’s growth opportunities equity discipline since 2010.

Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst, joined MCM in 1999 and has been a member of the Fund’s portfolio management team since 2005. Mr. Lebovitz has managed separately managed accounts in MCM’s large-capitalization growth and multi-capitalization growth investment disciplines since 2010 and in MCM’s growth opportunities equity discipline since 2005. He also provides idea generation and research support in the technology sector for the Fund and MCM’s other equity investment disciplines.

Kenneth A. Smith, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999. Mr. Smith has been a member of the portfolio management teams for separately managed accounts in MCM’s large-capitalization growth and multi-capitalization growth disciplines since 2010 and MCM’s growth opportunities equity discipline since 2002. From 2008 through 2010, he was a member of the portfolio management teams for the Munder Large-Cap Value Fund and separately managed accounts in MCM’s large-capitalization value and multi-capitalization value disciplines, focusing on the technology, telecommunications services and utilities sectors. Mr. Smith served as Director-Technology Investing of MCM from 2004 through 2008. Mr. Smith has been continuously employed by MCM since 1999, previously working for MCM from 1996 to 1998.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	XXX.X	XXX.X		XXX.X	XXX.X	XXX.X
CLASS A SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$21.81	$17.41		$20.51	$23.41	$19.29

Income/(loss) from investment operations:

Net investment loss	(0.22)	(0.39)		(0.33)	(0.37)	(0.37)

Net realized and unrealized gain/(loss) on investments	7.85	4.73		(2.77)	(2.53)	4.49

Total from investment operations	7.63	4.34		(3.10)	(2.90)	4.12

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	0.06		—	—	—

Net asset value, end of period	$29.44	$21.81		$17.41	$20.51	$23.41

Total return (d)	34.92%	25.33	%(e)	(15.11)%	(12.43)%	21.41%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$376,437	$262,010		$210,683	$283,745	$392,918

Ratio of operating expenses to average net assets	1.99%	2.25%		2.62%	2.08%	2.33%

Ratio of net investment loss to average net assets	(0.82)%	(1.74)%		(2.10)%	(1.61)%	(1.83)%

Portfolio turnover rate	122%	74%		71%	96%	62%

Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.99%	2.25%		2.62%	2.08%	2.33%

CLASS B SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$19.94	$16.04		$19.02	$21.88	$18.16

Income/(loss) from investment operations:

Net investment loss	(0.39)	(0.51)		(0.41)	(0.50)	(0.49)

Net realized and unrealized gain/(loss) on investments	7.16	4.36		(2.57)	(2.36)	4.21

Total from investment operations	6.77	3.85		(2.98)	(2.86)	3.72

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	0.05		—	—	—

Net asset value, end of period	$26.71	$19.94		$16.04	$19.02	$21.88

Total return (d)	33.95%	24.31	%(e)	(15.71)%	(13.07)%	20.47%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$18,014	$14,694		$15,137	$25,728	$35,603

Ratio of operating expenses to average net assets	2.75%	3.01%		3.38%	2.83%	3.08%

Ratio of net investment loss to average net assets	(1.58)%	(2.51)%		(2.85)%	(2.36)%	(2.59)%

Portfolio turnover rate	122%	74%		71%	96%	62%

Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.75%	3.01%		3.38%	2.83%	3.08%

(a)	Class A shares and Class B shares of the Fund commenced operations on August 19, 1996 and June 1, 1998, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.41% for Class A shares and 18.39% for Class B shares.

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	XXX.XX	XXX.XX		XXX.XX	XXX.XX	XXX.XX
CLASS C SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$19.95	$16.04		$19.03	$21.90	$18.17

Income/(loss) from investment operations:

Net investment loss	(0.39)	(0.51)		(0.42)	(0.50)	(0.49)

Net realized and unrealized gain/(loss) on investments	7.16	4.37		(2.57)	(2.37)	4.22

Total from investment operations	6.77	3.86		(2.99)	(2.87)	3.73

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	0.05		—	—	—

Net asset value, end of period	$26.72	$19.95		$16.04	$19.03	$21.90

Total return (d)	33.93%	24.38	%(e)	(15.76)%	(13.06)%	20.46%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$84,204	$54,588		$41,302	$58,172	$82,541

Ratio of operating expenses to average net assets	2.74%	3.00%		3.37%	2.83%	3.08%

Ratio of net investment loss to average net assets	(1.56)%	(2.48)%		(2.85)%	(2.37)%	(2.59)%

Portfolio turnover rate	122%	74%		71%	96%	62%

Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.74%	3.00%		3.37%	2.83%	3.08%

	XXXXX	XXXXX		XXXXX	XXXXX	XXXXX
CLASS R SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$21.48	$17.20		$20.29	$23.23	$19.20

Income/(loss) from investment operations:

Net investment loss	(0.28)	(0.42)		(0.37)	(0.42)	(0.43)

Net realized and unrealized gain/(loss) on investments	7.72	4.65		(2.72)	(2.52)	4.46

Total from investment operations	7.44	4.23		(3.09)	(2.94)	4.03

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	0.05		—	—	—

Net asset value, end of period	$28.92	$21.48		$17.20	$20.29	$23.23

Total return (d)	34.57	24.94	%(e)	(15.27)%	(12.65)%	21.04%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$383	$162		$28	$43	$49

Ratio of operating expenses to average net assets	2.22%	2.47%		2.72%	2.33%	2.55%

Ratio of net investment loss to average net assets	(1.03)%	(1.86)%		(2.19)%	(1.86)%	(2.07)%

Portfolio turnover rate	122%	74%		71%	96%	62%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.22%	2.47%		2.72%	2.33%	2.55%

(a)	Class C shares and Class R shares of the Fund commenced operations on November 3, 1998 and July 29, 2004, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.46% for Class C shares and 19.01% for Class R shares.

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CLASS Y SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$22.53	$17.94		$21.07	$24.00	$19.72

Income/(loss) from investment operations:

Net investment loss	(0.17)	(0.34)		(0.30)	(0.31)	(0.33)

Net realized and unrealized gain/(loss) on investments	8.12	4.86		(2.83)	(2.62)	4.61

Total from investment operations	7.95	4.52		(3.13)	(2.93)	4.28

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	0.07		—	—	—

Net asset value, end of period	$30.48	$22.53		$17.94	$21.07	$24.00

Total return (d)	35.29%	25.59	%(e)	(14.90)%	(12.17)%	21.64%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$12,515	$10,752		$11,243	$12,083	$6,841

Ratio of operating expenses to average net assets	1.76%	2.00%		2.36%	1.81%	2.07%

Ratio of net investment loss to average net assets	(0.62)%	(1.51)%		(1.85)%	(1.34)%	(1.56)%

Portfolio turnover rate	122%	74%		71%	96%	62%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.76%	2.00%		2.36%	1.81%	2.07%

(a)	Class Y shares of the Fund commenced operations on June 1, 1998.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated.
(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y shares.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
4400 Computer Drive
Westborough, MA 01581

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds

(regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:
By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789
By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940
By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder Index 500 Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MUXAX)	CLASS R SHARES (MUXRX)
CLASS B SHARES (MUXBX)	CLASS Y SHARES (MUXYX)
CLASS K SHARES (MUXKX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Index 500 Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares		Class B Shares		Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.5%(a)		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		3%(b)		None	None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares		Class B Shares		Class K Shares	Class R Shares		Class Y Shares
Management Fees	0.19%		0.19%		0.19%	0.19%		0.19%
Distribution and/or Service (12b-1) Fees	0.25%	(c)	1.00%	(c)	0.00%	0.50%	(d)	0.00%
Other Expenses	0.42%		0.42%		0.67%	0.42%		0.42%

Total Annual Fund Operating Expenses	0.86%	(c)	1.61%	(c)	0.86%	1.11%		0.61%

(a) The sales charge declines as the amount invested increases.

(b) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(c) The distributor has voluntarily agreed to waive a portion of its Rule 12b-1 fees with respect to Class A and Class B shares for the current fiscal year. The distributor may discontinue the fee waiver at any time in its sole discretion. As a result of the fee waivers, the Fund’s 12b-1 Fees and Total Annual Fund Operating Expenses would be 0.15% and 0.76%, respectively, for Class A shares, and 0.50% and 1.11%, respectively, for Class B shares.

(d) Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$326	$413	$88	$113	$62
3 Years	$508	$659	$274	$353	$195
5 Years	$706	$929	$476	$612	$340
10 Years	$1,276	$1,667	$1,060	$1,353	$762

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$326	$113	$88	$113	$62
3 Years	$508	$459	$274	$353	$195
5 Years	$706	$829	$476	$612	$340
10 Years	$1,276	$1,667	$1,060	$1,353	$762

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The sub-advisor invests, under normal circumstances, at least 80% of the Fund’s assets in equity securities of companies in the S&P 500® Index. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. In practice, the Fund typically holds all 500 of the stocks in the S&P 500® Index, which is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

The Fund is managed through the use of a “quantitative” or “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® Index through statistical procedures. The sub-advisor invests in stocks that are included in the S&P 500® Index in approximately the same proportions as they are represented in the index. As a result, the sub-advisor does not use traditional methods of stock selection, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund seeks to achieve a correlation between the performance of its portfolio and the S&P 500® Index of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund’s price mirror exactly the changes in the S&P 500® Index.

The sub-advisor uses futures contracts to manage cash, accrued dividends and other non-performing assets in an effort to minimize performance disparity between the Fund and the S&P 500® Index.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Tracking Risk

The Fund’s ability to track the return of the S&P 500® Index is impacted by the fact that the Fund pays fees and transaction costs, while the Index does not; therefore, the Fund’s returns are likely to be lower than those of the Index. Tracking variance may also result from the impact of share purchases, redemptions and other factors not affecting the Index.

Index Strategy Risk

The Fund will invest in the securities included in the S&P 500® Index regardless of market trends. As a result, the Fund does not modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large-capitalization sector of the U.S. stock market.

Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices.

[Remainder of Page Intentionally Left Blank]

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PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year over the past ten years and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)

per calendar year

YTD through 9/30/11:	-9.02%
Best Quarter:	15.83%	(quarter ended 6/30/09)
Worst Quarter:	-22.12%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 12/1/91)
Return Before Taxes	14.48	1.93	1.02	8.29
Return After Taxes on Distributions	12.36	0.85	0.33	7.21
Return After Taxes on Distributions and Sale of Fund Shares	12.07	1.60	0.78	7.00

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	8.69
CLASS A (Inception 12/9/92)
Return Before Taxes	11.46	1.22	0.56	7.39

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	8.18
CLASS B (Inception 10/31/95)
Return Before Taxes	10.95	1.28	0.59	6.35

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	7.13
CLASS K (Inception 12/7/92)
Return Before Taxes	14.25	1.68	0.77	7.49

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	8.18
CLASS R (Inception 7/29/04)
Return Before Taxes	13.95	1.41	—	3.32

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	15.06	2.29	—	4.20

The index returns from inception for Class Y, A, B, K and R shares are as of 12/1/91, 12/1/92, 11/1/95, 12/1/92 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. World Asset Management, Inc. (WAM) is the sub-advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	David J. Jones, Portfolio Manager of WAM, has been a member of the Fund’s portfolio management team since 2009.
•	Eric R. Lessnau, Senior Portfolio Manager of WAM, has been a member of the Fund’s portfolio management team since 2008.

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PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and B Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to provide performance and income that is comparable to S&P 500® Index. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, B, K, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A, B, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B shares to Class Y shares, your Class B shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

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SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, K, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 2.50% (reduced for purchases of $100,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares
Purchase Availability

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	Starts at 3.00% and declines to 0% six years after purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	Not applicable.
Purchase Maximum	$50,000
Conversion Feature

Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Service fees of 0.25% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability

Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

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APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)		Net Amount Invested (%)
Less than $100,000	2.50		2.56
$100,000 but less than $250,000	2.00		2.04
$250,000 but less than $500,000	1.50		1.52
$500,000 but less than $1,000,000	1.00		1.01
$1,000,000 or more	None	**	None	**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions – Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

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Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call

(800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment; or

•	Class B shares within six years of buying them.

These time periods include the time you held Class A or B shares of another Munder Fund which you may have exchanged for Class A or B shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	3.00%
Within Two Years of Purchase	2.50%
Within Three Years of Purchase	2.00%
Within Four Years of Purchase	1.50%
Within Five Years of Purchase	1.00%
Within Six Years of Purchase	0.50%
More than Six Years After Purchase	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 1.50% (the applicable rate for redemptions made within four years of purchase).

CDSC Waivers – Class B Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class B shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•

minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•

redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A, B, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and R shares and for services provided to shareholders of Class A, B, K and R shares.

Payments made under the Plan by Class A, B and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, K and

R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at

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an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, K and R shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

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Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least quarterly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

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If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor and Sub-Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

Pursuant to a Sub-Advisory Agreement, MCM has retained World Asset Management, Inc. (WAM), 255 E. Brown Street, Birmingham, MI 48009, a registered investment adviser and formerly a division of MCM, to manage the Fund. WAM is responsible for all purchases and sales of portfolio securities. WAM focuses on quantitative and indexed investment products and has been in the index business since the mid-1970s. WAM provides clients complete market coverage, both domestic and international, through the use of index portfolios. As of September 30, 2011, WAM had $12.9 billion in indexed assets under management.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual effective rate of 0.19% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by WAM makes investment decisions for the Fund. The team consists of David J. Jones and Eric R. Lessnau.

David J. Jones, Portfolio Manager of WAM, joined WAM in March 2009 and has been a member of the team responsible for managing the Fund since October 2009. Since joining WAM, Mr. Jones has been a member of the firm’s Domestic Investment Management Team, providing analytical and trading support for the domestic equity funds. Mr. Jones was an Equity Trader at MCM in 2008 and a Senior Business Analyst at MCM from 2002 to 2008.

Eric R. Lessnau, Senior Portfolio Manager of WAM, joined WAM in January 2008 and has been a member of the team responsible for managing the Fund since October 2008. Since joining WAM, Mr. Lessnau has been a member of the firm’s Domestic Investment Management Team, providing analytical and trading support for the domestic equity funds. From 2003 through 2008, Mr. Lessnau was a Senior Analyst in Institutional Sales Operations and for the Financial Operations Group at Comerica Securities, Inc.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

CLASS A SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07

Net asset value, beginning of period	$18.22	$16.72	$25.38	$31.24	$26.42

Income/(loss) from investment operations:

Net investment income	0.25	0.25	0.34	0.42	0.40

Net realized and unrealized gain/(loss) on investments	5.05	2.16	(6.64)	(4.48)	4.82

Total from investment operations	5.30	2.41	(6.30)	(4.06)	5.22

Less distributions:

Dividends from net investment income	(0.26)	(0.25)	(0.36)	(0.44)	(0.40)

Distributions from net realized gains	(2.37)	(0.66)	(2.00)	(1.36)	—

Total distributions	(2.63)	(0.91)	(2.36)	(1.80)	(0.40)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.89	$18.22	$16.72	$25.38	$31.24

Total return (d)	29.88%	13.98%	(26.59)%	(13.68)%	19.86%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$231,167	$201,950	$196,811	$317,990	$460,012

Ratio of operating expenses to average net assets	0.76%	0.72%	0.71%	0.60%	0.64%

Ratio of net investment income to average net assets	1.23%	1.26%	1.87%	1.46%	1.34%

Portfolio turnover rate	5%	5%	6%	3%	3%

Ratio of operating expenses to average net assets without expense waivers	0.86%	0.82%	0.81%	0.64%	0.64%

CLASS B SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07

Net asset value, beginning of period	$18.23	$16.73	$25.39	$31.25	$26.43

Income/(loss) from investment operations:

Net investment income	0.18	0.18	0.28	0.35	0.30

Net realized and unrealized gain/(loss) on investments	5.05	2.16	(6.64)	(4.49)	4.85

Total from investment operations	5.23	2.34	(6.36)	(4.14)	5.15

Less distributions:

Dividends from net investment income	(0.19)	(0.18)	(0.30)	(0.36)	(0.33)

Distributions from net realized gains	(2.37)	(0.66)	(2.00)	(1.36)	—

Total distributions	(2.56)	(0.84)	(2.30)	(1.72)	(0.33)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.90	$18.23	$16.73	$25.39	$31.25

Total return (d)	29.42%	13.58%	(26.83)%	(13.91)%	19.55%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$11,571	$16,642	$24,338	$49,290	$69,120

Ratio of operating expenses to average net assets	1.11%	1.07%	1.05%	0.89%	0.89%

Ratio of net investment income to average net assets	0.89%	0.91%	1.52%	1.19%	1.08%

Portfolio turnover rate	5%	5%	6%	3%	3%

Ratio of operating expenses to average net assets without expense waivers	1.61%	1.57%	1.55%	1.39%	1.39%

(a)	Class A shares and Class B shares of the Fund commenced operations on December 9, 1992 and October 31, 1995, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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CLASS K SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07

Net asset value, beginning of period	$18.21	$16.71	$25.37	$31.22	$26.41

Income/(loss) from investment operations:

Net investment income	0.23	0.23	0.33	0.42	0.39

Net realized and unrealized gain/(loss) on investments	5.04	2.16	(6.65)	(4.48)	4.82

Total from investment operations	5.27	2.39	(6.32)	(4.06)	5.21

Less distributions:

Dividends from net investment income	(0.24)	(0.23)	(0.34)	(0.43)	(0.40)

Distributions from net realized gains	(2.37)	(0.66)	(2.00)	(1.36)	—

Total distributions	(2.61)	(0.89)	(2.34)	(1.79)	(0.40)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.87	$18.21	$16.71	$25.37	$31.22

Total return (d)	29.71%	13.88%	(26.67)%	(13.67)%	19.83%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$17,025	$32,558	$49,686	$122,021	$207,857

Ratio of operating expenses to average net assets	0.86%	0.82%	0.79%	0.64%	0.64%

Ratio of net investment income to average net assets	1.15%	1.17%	1.76%	1.44%	1.34%

Portfolio turnover rate	5%	5%	6%	3%	3%

Ratio of operating expenses to average net assets without expense waivers	0.86%	0.82%	0.79%	0.64%	0.64%

CLASS R SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07

Net asset value, beginning of period	$18.21	$16.71	$25.38	$31.24	$26.42

Income/(loss) from investment operations:

Net investment income	0.18	0.18	0.27	0.34	0.33

Net realized and unrealized gain/(loss) on investments	5.05	2.16	(6.64)	(4.48)	4.82

Total from investment operations	5.23	2.34	(6.37)	(4.14)	5.15

Less distributions:

Dividends from net investment income	(0.19)	(0.18)	(0.30)	(0.36)	(0.33)

Distributions from net realized gains	(2.37)	(0.66)	(2.00)	(1.36)	—

Total distributions	(2.56)	(0.84)	(2.30)	(1.72)	(0.33)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.88	$18.21	$16.71	$25.38	$31.24

Total return (d)	29.45%	13.59%	(26.89)%	(13.92)%	19.56%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$8,332	$6,492	$6,231	$7,026	$2,649

Ratio of operating expenses to average net assets	1.11%	1.07%	1.06%	0.88%	0.88%

Ratio of net investment income to average net assets	0.88%	0.91%	1.50%	1.21%	1.10%

Portfolio turnover rate	5%	5%	6%	3%	3%

Ratio of operating expenses to average net assets without expense waivers	1.11%	1.07%	1.06%	0.88%	0.88%

(a)	Class K shares and Class R shares of the Fund commenced operations on December 7, 1992 and July 29, 2004, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated.

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CLASS Y SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07

Net asset value, beginning of period	$18.27	$16.76	$25.43	$31.30	$26.47

Income/(loss) from investment operations:

Net investment income	0.28	0.27	0.37	0.49	0.48

Net realized and unrealized gain/(loss) on investments	5.05	2.18	(6.66)	(4.50)	4.83

Total from investment operations	5.33	2.45	(6.29)	(4.01)	5.31

Less distributions:

Dividends from net investment income	(0.29)	(0.28)	(0.38)	(0.50)	(0.48)

Distributions from net realized gains	(2.37)	(0.66)	(2.00)	(1.36)	—

Total distributions	(2.66)	(0.94)	(2.38)	(1.86)	(0.48)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.94	$18.27	$16.76	$25.43	$31.30

Total return (d)	29.99%	14.18%	(26.47)%	(13.49)%	20.16%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$14,154	$21,021	$27,609	$63,337	$79,529

Ratio of operating expenses to average net assets	0.61%	0.57%	0.55%	0.39%	0.39%

Ratio of net investment income to average net assets	1.38%	1.41%	2.00%	1.70%	1.59%

Portfolio turnover rate	5%	5%	6%	3%	3%

Ratio of operating expenses to average net assets without expense waivers	0.61%	0.57%	0.55%	0.39%	0.39%

(a)	Class Y shares of the Fund commenced operations on December 1, 1991.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:		For other inquiries or complaints:

By telephone:	1-800-438-5789	By telephone:	1-800-468-6337

By mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940	By mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

By overnight delivery:	The Munder Funds 4400 Computer Drive Westborough, MA 01581	By e-mail:	fundcontact@munder.com

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 4400 Computer Drive Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 4400 Computer Drive Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 4400 Computer Drive Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.
-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

[Remainder of Page Intentionally Left Blank]

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:

By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789
By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940
By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder Integrity Mid-Cap Value Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MAIMX)                     CLASS Y SHARES (MYIMX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Integrity Mid-Cap Value Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to achieve capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 8 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

	XXXXX	XXXXX
SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	None

	XXXXX	XXXXX
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class Y Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(c)	4.00%	4.00%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements(c)	5.00%	4.75%

Fee Waivers and/or Expense Reimbursements(d)	-3.50%	-3.50%

Total Net Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements(c)(d)	1.50%	1.25%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

(d) Pursuant to an Expense Limitation Agreement, MCM (as defined below) has agreed contractually through at least October 31, 2012 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.50% for Class A shares and 1.25% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class Y Shares
1 Year	$694	$127
3 Years	$1,672	$1,115

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class Y Shares
1 Year	$694	$127
3 Years	$1,672	$1,115

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

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PRINCIPAL INVESTMENT STRATEGIES

The sub-advisor pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Mid-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell Midcap® Index ($383 million to $16.7 billion as of September 30, 2011). The Fund may, however, also invest (i) in equity securities of smaller or larger companies and (ii) up to 25% of its assets in foreign securities.

When selecting securities to invest in, the sub-advisor seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The sub-advisor chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment. The sub-advisor finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The sub-advisor regularly reviews the Fund’s investments and will sell securities when the sub-advisor believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Medium-Sized Company Stock Risk

Medium-sized (or mid-capitalization) companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of medium-sized companies tend to be more volatile than those of larger companies and medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since medium-sized company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Foreign Securities Risk

Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

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MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. Integrity Asset Management, LLC (Integrity) is the sub-advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
•	Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
•	Adam I. Friedman, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
•	Joe A. Gilbert, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
•	J. Bryan Tinsley, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to seek to achieve capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in foreign securities.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s sub-advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the sub-advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the sub-advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Derivatives

From time to time, the sub-advisor may write covered call options. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

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Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

ETFs

From time to time, the sub-advisor will use exchange-traded funds (ETFs) to manage cash. Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Emerging Markets Investing

All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt and South Africa.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

Initial Public Offerings (IPOs)

The Fund may invest in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Real Estate Investment Trusts (REITs)

The Fund may invest in real estate investment trusts (REITs)

REIT Risk

Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

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PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 15 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert Class A shares of the Fund to Class Y shares of the Fund based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

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SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.
Class Y Shares Purchase Availability

Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

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APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions – Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares

8

through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment.

This time period includes the time you held Class A shares of another Munder Fund which you may have exchanged for Class A shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares, if applicable, is 1.00%.

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A shares and for services provided to shareholders of Class A shares.

Payments made under the Plan by Class A shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class  A shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or sub-advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and

Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor or sub-advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor, sub-advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or sub-advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other

10

financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

Pursuant to a Sub-Advisory Agreement, MCM has retained Integrity Asset Management, LLC (Integrity), 18500 Lake Road, Suite 300, Rocky River, Ohio 44116, a registered investment adviser and a wholly owned subsidiary of MCM, to manage the Fund. Integrity is responsible for the day-to-day management of the Fund, which includes, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. As of September 30, 2011, Integrity had $2.7 billion in assets under management.

The advisory fee for the Fund is paid at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets and 0.70% of average daily nets assets in excess of $500 million. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund will be available in the Fund’s Semi-Annual Report dated December 31, 2011.

Portfolio Management Team

A team of professionals employed by Integrity jointly makes investment decisions for the Fund. The lead managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio, are Daniel G. Bandi, Daniel J. DeMonica and Adam I. Friedman.

Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, joined Integrity in 2003. Mr. Bandi has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending

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buy/sell decisions within the designated sectors of financials and industrials. Mr. Bandi also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. Bandi serves as Chief Investment Officer for all of Integrity’s value equity strategies, and is lead portfolio manager for the small cap value equity strategy and the small/mid cap value equity strategy. Prior to joining Integrity, Mr. Bandi was Managing Director of Equity Investments for National City Investment Management Co. from 1998 to 2003. Mr. Bandi earned his Bachelor of Arts degree in Economics from the University of Pittsburgh in 1987, and an MBA in Finance from Texas A&M University at Commerce in 1990.

Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, joined Integrity in 2003. Mr. DeMonica has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of health care, telecommunications, consumer services and utilities. Mr. DeMonica also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. DeMonica is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the large cap value equity strategy. Prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. from 1998 to 2003. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

Adam I. Friedman, Senior Portfolio Manager Integrity, joined Integrity in 2003. Mr. Friedman has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer cyclicals and technology. Mr. Friedman also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. Friedman is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the mid cap value equity strategy. Prior to joining Integrity, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.

Joe A. Gilbert, CFA, Portfolio Manager of Integrity, joined Integrity in 2003. Mr. Gilbert has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer staples, insurance and transportation. Mr. Gilbert also has been a member of the portfolio management teams for the Munder Integrity Small/Mid-Cap Value Fund and the Munder Veracity Small-Cap Value Fund since 2011. He is a member of Integrity’s value equity management team. Prior to joining Integrity, Mr. Gilbert was an Equity Analyst for National City Investment Management Co. from 2002 to 2003. Mr. Gilbert earned both his undergraduate degree and his MBA from the University of Maryland.

J. Bryan Tinsley, CFA, Portfolio Manager of Integrity, joined Integrity in 2003. Mr. Tinsley has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of basic materials, energy and commercial services sectors. Mr. Tinsley also has been a member of the portfolio management teams for the Munder Integrity Small/Mid-Cap Value Fund and the Munder Veracity Small-Cap Value Fund since 2011. He is a member of Integrity’s value equity management team. Prior to joining Integrity, Mr. Tinsley was a Senior Equity Analyst for National City Investment Management Co. from 1998 to 2003. Mr. Tinsley is a graduate of Transylvania University and earned his MBA from Case Western Reserve University.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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PRIOR PERFORMANCE OF COMPOSITE OF SUBSTANTIALLY SIMILARLY MANAGED ACCOUNTS

The table below is designed to show you how a composite of substantially similar accounts managed and advised by the portfolio management team of this Fund (“Composite”) has performed over various periods in the past. The Composite comprises two components: (a) the performance of a substantially similar registered investment company managed by the portfolio management team at their prior employer from July 2, 2002 through June 20, 2003, the only account managed by the team in the strategy during that period; and (b) the performance of a composite of substantially similar accounts managed and advised by the portfolio management team at the Sub-Advisor after June 20, 2003. You should not consider the performance of the Composite as an indication of the future performance of the Fund.

The Fund has substantially the same investment objective, policies and strategies as each component of the Composite. The members of the portfolio management team have substantially the same roles with respect to the Fund that they had with respect to the Composite and the Composite includes all of the accounts managed in a substantially similar manner by the portfolio management team during the relevant periods. While the Fund is managed in a manner substantially similar to the registered investment company and the accounts in the Composite, investors should be aware that the Fund is not the same as the Composite and may not have the same performance as the Composite. Different performance results are likely due to differences in cash flows into and out of the Fund, different fees and expenses and differences in investment restrictions.

The performance figures shown below for the Composite reflect the deduction of the historical fees and expenses paid by the accounts included in the Composite and not those paid by the Fund. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Fund to calculate its own performance. The following tables show rates of return of the Composite for the periods indicated, as well as a comparison with the performance of the Russell Midcap® Value Index, the broad-based securities market index benchmark to which the performance of the Fund will be compared. The returns of the Russell Midcap® Value Index assume all dividends and distributions have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Annualized Compounded Rates of Returns for Periods Ended June 30, 2011
	1 Year (%)	3 Years (%)	5 Years (%)	Since Inception 7/2/02 (%)
Composite	37.83	8.10	4.88	10.65
Russell Midcap® Value Index	34.28	6.35	4.01	9.40

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FINANCIAL HIGHLIGHTS

The Fund was not in operation for a full fiscal year prior to the date of this prospectus. As a result, there are no financial highlights for the Fund. Our website, www.munder.com will contain the Fund’s most recent semi-annual and annual reports when they become available. You may also obtain the semi-annual and annual reports, when available, and Statement of Additional Information without charge by calling (800) 438-5789.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:		For other inquiries or complaints:

By telephone:	1-800-438-5789	By telephone:	1-800-468-6337

By mail:	The Munder Funds	By mail:	The Munder Funds
	P.O. Box 9701		Attn: Secretary
	Providence, RI 02940		480 Pierce Street Birmingham, MI 48009

By overnight delivery:	The Munder Funds	By e-mail:	fundcontact@munder.com
4400 Computer Drive
Westborough, MA 01581

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds

(regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

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Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;
-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10

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million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before

October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

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After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 4400 Computer Drive Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.

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Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 4400 Computer Drive Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.
-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-

Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your

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broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.
-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:

By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789
By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940
By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder Integrity Small/Mid-Cap Value Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MAISX)                     CLASS Y SHARES (MYISX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Integrity Small/Mid-Cap Value Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to achieve capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 8 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class Y Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(c)	4.00%	4.00%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements(c)	5.15%	4.90%

Fee Waivers and/or Expense Reimbursements(d)	-3.65%	-3.65%

Total Net Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements(c)(d)	1.50%	1.25%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

(d) Pursuant to an Expense Limitation Agreement, MCM (as defined below) has agreed contractually through at least October 31, 2012 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.50% for Class A shares and 1.25% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class Y Shares
1 Year	$694	$127
3 Years	$1,700	$1,145

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class Y Shares
1 Year	$694	$127
3 Years	$1,700	$1,145

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

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PRINCIPAL INVESTMENT STRATEGIES

The sub-advisor pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small- to mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Small- to mid-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2500TM Index ($23 million to $7.8 billion as of September 30, 2011). The Fund may, however, also invest (i) in equity securities of smaller or larger companies and (ii) up to 25% of its assets in foreign securities.

When selecting securities to invest in, the sub-advisor seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The sub-advisor chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment. The sub-advisor finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The sub-advisor regularly reviews the Fund’s investments and will sell securities when the sub-advisor believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Smaller Company Stock Risk

Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of smaller or medium-sized companies tend to be more volatile than those of larger companies and smaller or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Foreign Securities Risk

Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

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MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. Integrity Asset Management, LLC (Integrity) is the sub-advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
•	Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
•	Adam I. Friedman, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
•	Joe A. Gilbert, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
•	J. Bryan Tinsley, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to seek to achieve capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in foreign securities.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s sub-advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the sub-advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the sub-advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Derivatives

From time to time, the sub-advisor may write covered call options. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

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Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

ETFs

From time to time, the sub-advisor will use exchange-traded funds (ETFs) to manage cash. Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Emerging Markets Investing

All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt and South Africa.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

Initial Public Offerings (IPOs)

The Fund may invest in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Real Estate Investment Trusts (REITs)

The Fund may invest in real estate investment trusts (REITs)

REIT Risk

Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

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PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 15 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert Class A shares of the Fund to Class Y shares of the Fund based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

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SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

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APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions—Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares

8

through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment.

This time period includes the time you held Class A shares of another Munder Fund which you may have exchanged for Class A shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares, if applicable, is 1.00%.

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A shares and for services provided to shareholders of Class A shares.

Payments made under the Plan by Class A shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class  A shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or sub-advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and

Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor or sub-advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor, sub-advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or sub-advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other

10

financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

Pursuant to a Sub-Advisory Agreement, MCM has retained Integrity Asset Management, LLC (Integrity), 18500 Lake Road, Suite 300, Rocky River, Ohio 44116, a registered investment adviser and a wholly owned subsidiary of MCM, to manage the Fund. Integrity is responsible for the day-to-day management of the Fund, which includes, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. As of September 30, 2011, Integrity had $2.7 billion in assets under management.

The advisory fee for the Fund is paid at an annual rate of 0.90% of the first $300 million of average daily net assets and 0.85% of average daily net assets in excess of $300 million. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund will be available in the Fund’s Semi-Annual Report dated December 31, 2011.

Portfolio Management Team

A team of professionals employed by Integrity jointly makes investment decisions for the Fund. The lead managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio, are Daniel G. Bandi, Daniel J. DeMonica and Adam I. Friedman.

Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, joined Integrity in 2003. Mr. Bandi has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of financials and

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industrials. Mr. Bandi also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, and the Munder Integrity Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. Bandi serves as Chief Investment Officer for all of Integrity’s value equity strategies, and is lead portfolio manager for the small cap value equity strategy and the small/mid cap value equity strategy. Prior to joining Integrity, Mr. Bandi was Managing Director of Equity Investments for National City Investment Management Co. from 1998 to 2003. Mr. Bandi earned his Bachelor of Arts degree in Economics from the University of Pittsburgh in 1987, and an MBA in Finance from Texas A&M University at Commerce in 1990.

Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, joined Integrity in 2003. Mr. DeMonica has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of health care, telecommunications, consumer services and utilities. Mr. DeMonica also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, and the Munder Integrity Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. DeMonica is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the large cap value equity strategy. Prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. from 1998 to 2003. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

Adam I. Friedman, Senior Portfolio Manager Integrity, joined Integrity in 2003. Mr. Friedman has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer cyclicals and technology. Mr. Friedman also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, and the Munder Integrity Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. Friedman is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the mid cap value equity strategy. Prior to joining Integrity, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.

Joe A. Gilbert, CFA, Portfolio Manager of Integrity, joined Integrity in 2003. Mr. Gilbert has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer staples, insurance and transportation. Mr. Gilbert also has been a member of the portfolio management teams for the Munder Integrity Mid-Cap Value Fund and the Munder Veracity Small-Cap Value Fund since 2011. He is a member of Integrity’s value equity management team. Prior to joining Integrity, Mr. Gilbert was an Equity Analyst for National City Investment Management Co. from 2002 to 2003. Mr. Gilbert earned both his undergraduate degree and his MBA from the University of Maryland.

J. Bryan Tinsley, CFA, Portfolio Manager of Integrity, joined Integrity in 2003. Mr. Tinsley has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of basic materials, energy and commercial services sectors. Mr. Tinsley also has been a member of the portfolio management teams for the Munder Integrity Mid-Cap Value Fund and the Munder Veracity Small-Cap Value Fund since 2011. He is a member of Integrity’s value equity management team. Prior to joining Integrity, Mr. Tinsley was a Senior Equity Analyst for National City Investment Management Co. from 1998 to 2003. Mr. Tinsley is a graduate of Transylvania University and earned his MBA from Case Western Reserve University.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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PRIOR PERFORMANCE OF COMPOSITE OF SUBSTANTIALLY SIMILARLY MANAGED ACCOUNTS

The table below is designed to show you how a composite of substantially similar accounts managed and advised by the portfolio management team of this Fund (“Composite”) has performed over various periods in the past. You should not consider the performance of the Composite as an indication of the future performance of the Fund.

The Fund has substantially the same investment objective, policies and strategies as each component of the Composite. The members of the portfolio management team have substantially the same roles with respect to the Fund that they had with respect to the Composite and the Composite includes all of the accounts managed in a substantially similar manner by the portfolio management team during the relevant periods. While the Fund is managed in a manner substantially similar to the accounts in the Composite, investors should be aware that the Fund is not the same as the Composite and may not have the same performance as the Composite. Different performance results are likely due to differences in cash flows into and out of the Fund, different fees and expenses and differences in investment restrictions.

The performance figures shown below for the Composite reflect the deduction of the historical fees and expenses paid by the accounts included in the Composite and not those paid by the Fund. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Fund to calculate its own performance. The following tables show rates of return of the Composite for the periods indicated, as well as a comparison with the performance of the Russell 2500TM Value Index, the broad-based securities market index benchmark to which the performance of the Fund will be compared. The returns of the Russell 2500TM Value Index assume all dividends and distributions have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Annualized Compounded Rates of Returns for Periods Ended June 30, 2011
	1 Year (%)	3 Years (%)	5 Years (%)	Since Inception 4/30/05 (%)
Composite	37.59	12.22	5.53	8.89
Russell 2500TM Value Index	34.54	7.86	3.54	6.39

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FINANCIAL HIGHLIGHTS

The Fund was not in operation for a full fiscal year prior to the date of this prospectus. As a result, there are no financial highlights for the Fund. Our website, www.munder.com will contain the Fund’s most recent semi-annual and annual reports when they become available. You may also obtain the semi-annual and annual reports, when available, and Statement of Additional Information without charge by calling (800) 438-5789.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 4400 Computer Drive Westborough, MA 01581

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary 480 Pierce Street Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds

(regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

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Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;
-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10

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million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before

October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

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After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds P.O. Box 9701 Providence, RI 02940	The Munder Funds 4400 Computer Drive Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.

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Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail The Munder Funds P.O. Box 9701 Providence, RI 02940	Overnight Delivery The Munder Funds 4400 Computer Drive Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.
-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-

Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your

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broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:

By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789
By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940
By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder International Equity Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MUIAX)	CLASS K SHARES (MUIKX)
CLASS B SHARES (MUIEX)	CLASS Y SHARES (MUIYX)
CLASS C SHARES (MUICX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder International Equity Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	0.81%	0.81%	0.81%	1.05%	0.81%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses(e)	1.83%	2.58%	2.58%	1.82%	1.58%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e) Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$726	$761	$361	$185	$161
3 Years	$1,094	$1,102	$802	$573	$499
5 Years	$1,486	$1,570	$1,370	$986	$861
10 Years	$2,581	$2,731	$2,914	$2,138	$1,879

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$726	$261	$261	$185	$161
3 Years	$1,094	$802	$802	$573	$499
5 Years	$1,486	$1,370	$1,370	$986	$861
10 Years	$2,581	$2,731	$2,914	$2,138	$1,879

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues long-term capital appreciation in the Fund by investing primarily in foreign securities, i.e., non-U.S. dollar-denominated securities traded out of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants, including depositary receipts for such securities). This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The advisor employs a highly quantitative approach to investing. Stocks are selected based on fundamental factors that the advisor believes are effective predictors of stock performance. In an effort to manage the volatility of the Fund’s performance, country and sector weightings are targeted to remain within specific ranges as compared to the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Accordingly, the Fund may concentrate its investments within one or more countries or geographic regions; however, the Fund will be invested in a minimum of ten countries.

Utilizing a variety of quantitative analyses, the advisor seeks to identify foreign stocks that offer favorable risk-adjusted returns over time. Securities in which the Fund invests will primarily be from countries represented in the MSCI EAFE Index universe, but may also include larger-capitalization companies in other countries. Although Fund tends to invest mostly in larger-capitalization companies, there is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

From time to time, the advisor will use futures contracts and/or exchange-traded funds (ETFs) to manage cash.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Foreign Securities Risk

Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Geographic Focus Risk

The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a country or countries.

Smaller Company Stock Risk

Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

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PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)

per calendar year

YTD through 9/30/11:	-17.67%
Best Quarter:	32.66%	(quarter ended 6/30/09)
Worst Quarter:	-19.59%	(quarter ended 9/30/02)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 12/1/91)
Return Before Taxes	6.51	2.70	3.36	6.26
Return After Taxes on Distributions	6.26	2.03	2.94	5.38
Return After Taxes on Distributions and Sale of Fund Shares	4.91	2.50	3.01	5.29

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	7.75	2.46	3.50	5.78
CLASS A (Inception 11/30/92)
Return Before Taxes	0.34	1.29	2.51	5.67

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	7.75	2.46	3.50	6.61
CLASS B (Inception 3/9/94)
Return Before Taxes	0.42	1.37	2.46	4.55

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	7.75	2.46	3.50	4.81
CLASS C (Inception 9/29/95)
Return Before Taxes	4.43	1.68	2.32	4.25

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	7.75	2.46	3.50	4.89
CLASS K (Inception 11/23/92)
Return Before Taxes	6.26	2.45	3.10	6.08

MSCI EAFE Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	7.75	2.46	3.50	6.61

The index returns from inception for Class Y, A, B, C and K shares are as of 12/1/91, 12/1/92, 3/1/94, 10/1/95 and 12/1/92, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Peter J. Collins, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since June 2009.
•	Brian E. Kozeliski, CFA, CAIA, FRM, Director, Quantitative and Risk Analysis and Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2000.

Mr. Kozeliski has primary responsibility for day-to-day management of the Fund.

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PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in ETFs and foreign securities.

ETFs

Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.

Political/Economic Risk - Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Further, changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

Regulatory Risk - Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Currency Risk - To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Transaction Cost Risk - Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

Geographic Risk - If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these	and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.

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Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, B, C, K or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A, B or C shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

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SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares
Purchase Availability	Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	Not applicable.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None

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APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions - Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares

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through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

CDSC Waivers – Class B and C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•

minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•

(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A, B, C and K shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B, C and K shares.

Payments made under the Plan by Class A, B and C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the

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Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and C shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and K shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value

12

determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would, subject to certain limitations, generally allow you to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you

13

may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Peter J. Collins and Brian E. Kozeliski. Mr. Kozeliski has primary responsibility for day-to-day management of the Fund, including maintenance of the quantitative model used in selecting investments for the Fund. Mr. Collins provides support in managing the Fund, particularly with respect to maintenance of the quantitative model.

Peter J. Collins, Senior Equity Analyst, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since June

2009. He has been a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the energy and utilities sectors for the team, since 2007. He also has been co-manager of MCM’s emerging markets equity strategy since 2011. Immediately prior to joining MCM, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he had served on the international equity team since 2000.

Brian E. Kozeliski, CFA, CAIA, FRM, Director, Quantitative and Risk Analysis and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2000. He also provides quantitative research, including attribution analysis, for all of MCM’s equity investment disciplines as leader of MCM’s quantitative support group. Mr. Kozeliski joined MCM in 1999 and was a member of MCM’s World Asset Management division (a division focused on indexed and quantitative investing), providing analytical and trading support for World Asset Management’s complete equity product line until 2005. In March 2005, he joined MCM’s quantitative international equity team. He was appointed Director, Quantitative and Risk Analysis and Senior Portfolio Manager of MCM in February 2011.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

[Remainder of Page Intentionally Left Blank]

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

CLASS A SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$11.41	$11.73	$17.70	$22.05	$17.97

Income/(loss) from investment operations:

Net investment income	0.24	0.18	0.31	0.48	0.43

Net realized and unrealized gain/(loss) on investments	3.54	0.12	(5.14)	(3.21)	4.55

Total from investment operations	3.78	0.30	(4.83)	(2.73)	4.98

Less distributions:

Dividends from net investment income	(0.33)	(0.62)	(0.50)	(0.34)	(0.26)

Distributions from net realized capital gains	—	—	(0.64)	(1.28)	(0.64)

Total distributions	(0.33)	(0.62)	(1.14)	(1.62)	(0.90)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$14.86	$11.41	$11.73	$17.70	$22.05

Total return (d)	33.28%	1.66%	(28.45)%	(13.30)%	28.48%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$11,731	$9,607	$12,554	$22,568	$23,553

Ratio of operating expenses to average net assets	1.81%	1.71%	1.46%	1.39%	1.44%

Ratio of net investment income to average net assets	1.74%	1.36%	2.65%	2.46%	2.14%

Portfolio turnover rate	23%	48%	45%	31%	51%

Ratio of operating expenses to average net assets without expense waivers	1.81%	1.71%	1.46%	1.39%	1.44%

CLASS B SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$10.84	$11.17	$16.96	$21.23	$17.32

Income/(loss) from investment operations:

Net investment income	0.12	0.07	0.20	0.29	0.30

Net realized and unrealized gain/(loss) on investments	3.36	0.11	(4.91)	(3.06)	4.37

Total from investment operations	3.48	0.18	(4.71)	(2.77)	4.67

Less distributions:

Dividends from net investment income	(0.22)	(0.51)	(0.44)	(0.22)	(0.12)

Distributions from net realized capital gains	—	—	(0.64)	(1.28)	(0.64)

Total distributions	(0.22)	(0.51)	(1.08)	(1.50)	(0.76)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$14.10	$10.84	$11.17	$16.96	$21.23

Total return (d)	32.22%	0.83%	(28.90)%	(13.98)%	27.50%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$776	$924	$1,504	$3,875	$5,468

Ratio of operating expenses to average net assets	2.56%	2.47%	2.20%	2.14%	2.19%

Ratio of net investment income to average net assets	0.87%	0.55%	1.74%	1.53%	1.53%

Portfolio turnover rate	23%	48%	45%	31%	51%

Ratio of operating expenses to average net assets without expense waivers	2.56%	2.47%	2.20%	2.14%	2.19%

(a)	Class A shares and Class B shares of the Fund commenced operations on November 30, 1992 and March 9, 1994, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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CLASS C SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$10.98	$11.30	$17.15	$21.45	$17.49

Income/(loss) from investment operations:

Net investment income	0.13	0.09	0.21	0.30	0.30

Net realized and unrealized gain/(loss) on investments	3.40	0.10	(4.98)	(3.10)	4.42

Total from investment operations	3.53	0.19	(4.77)	(2.80)	4.72

Less distributions:

Dividends from net investment income	(0.22)	(0.51)	(0.44)	(0.22)	(0.12)

Distributions from net realized capital gains	—	—	(0.64)	(1.28)	(0.64)

Total distributions	(0.22)	(0.51)	(1.08)	(1.50)	(0.76)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$14.29	$10.98	$11.30	$17.15	$21.45

Total return (d)	32.26%	0.92%	(28.97)%	(13.92)%	27.52%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$2,158	$1,989	$2,422	$5,364	$7,093

Ratio of operating expenses to average net assets	2.56%	2.47%	2.21%	2.14%	2.19%

Ratio of net investment income to average net assets	0.94%	0.66%	1.79%	1.57%	1.55%

Portfolio turnover rate	23%	48%	45%	31%	51%

Ratio of operating expenses to average net assets without expense waivers	2.56%	2.47%	2.21%	2.14%	2.19%

CLASS K SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$11.41	$11.73	$17.70	$22.05	$17.96

Income/(loss) from investment operations:

Net investment income	0.22	0.18	0.29	0.47	0.42

Net realized and unrealized gain/(loss) on investments	3.55	0.12	(5.12)	(3.20)	4.57

Total from investment operations	3.77	0.30	(4.83)	(2.73)	4.99

Less distributions:

Dividends from net investment income	(0.33)	(0.62)	(0.50)	(0.34)	(0.26)

Distributions from net realized capital gains	—	—	(0.64)	(1.28)	(0.64)

Total distributions	(0.33)	(0.62)	(1.14)	(1.62)	(0.90)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$14.85	$11.41	$11.73	$17.70	$22.05

Total return (d)	33.19%	1.66%	(28.41)%	(13.31)%	28.50%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$12,195	$14,913	$20,457	$56,416	$65,175

Ratio of operating expenses to average net assets	1.80%	1.71%	1.45%	1.39%	1.44%

Ratio of net investment income to average net assets	1.56%	1.36%	2.44%	2.38%	2.11%

Portfolio turnover rate	23%	48%	45%	31%	51%

Ratio of operating expenses to average net assets without expense waivers	1.80%	1.71%	1.45%	1.39%	1.44%

(a)	Class C shares and Class K shares of the Fund commenced operations on September 29, 1995 and November 23, 1992, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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CLASS Y SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$11.58	$11.90	$17.91	$22.28	$18.14

Income/(loss) from investment operations:

Net investment income	0.27	0.21	0.35	0.53	0.48

Net realized and unrealized gain/(loss) on investments	3.58	0.12	(5.20)	(3.24)	4.61

Total from investment operations	3.85	0.33	(4.85)	(2.71)	5.09

Less distributions:

Dividends from net investment income	(0.36)	(0.65)	(0.52)	(0.38)	(0.31)

Distributions from net realized capital gains	—	—	(0.64)	(1.28)	(0.64)

Total distributions	(0.36)	(0.65)	(1.16)	(1.66)	(0.95)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$15.07	$11.58	$11.90	$17.91	$22.28

Total return(d)	33.46%	1.90%	(28.20)%	(13.09)%	28.81%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$42,191	$41,828	$96,669	$130,837	$146,336

Ratio of operating expenses to average net assets	1.56%	1.45%	1.22%	1.14%	1.19%

Ratio of net investment income to average net assets	1.88%	1.58%	2.96%	2.70%	2.39%

Portfolio turnover rate	23%	48%	45%	31%	51%

Ratio of operating expenses to average net assets without expense waivers	1.56%	1.45%	1.22%	1.14%	1.19%

(a)	Class Y shares of the Fund commenced operations December 1, 1991.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated.

[Remainder of Page Intentionally Left Blank]

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:		For other inquiries or complaints:

By telephone:	1-800-438-5789	By telephone:	1-800-468-6337

By mail:	The Munder Funds	By mail:	The Munder Funds
	P.O. Box 9701		Attn: Secretary
	Providence, RI 02940		480 Pierce Street
	The Munder Funds		Birmingham, MI 48009

By overnight delivery:	The Munder Funds 4400 Computer Drive	By e-mail:	fundcontact@munder.com
Westborough, MA 01581

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts	Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption	Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By	Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.
-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

[Remainder of Page Intentionally Left Blank]

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:
By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789

By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940

By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581

		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder International Fund-Core Equity

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MAICX)	CLASS Y SHARES (MICYX)
CLASS C SHARES (MICCX)	CLASS I SHARES (MICIX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder International Fund-Core Equity

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term growth of capital.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	1%(c)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	3.23%	3.23%	3.26%	1.32%

Total Annual Fund Operating Expenses Before Waivers and/or Reimbursements	4.28%	5.03%	4.06%	2.12%

Fee Waiver and/or Expense Reimbursement(d)	-2.81%	-2.81%	-2.84%	-1.16%

Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements(d)	1.47%	2.22%	1.22%	0.96%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(d) Pursuant to an Expense Limitation Agreement effective December 23, 2010, MCM has agreed contractually through at least October 31, 2012 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.47% for Class A shares, 2.22% for Class C shares, 1.22% for Class Y shares and 0.96% for Class I shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
1 Year	$691	$325	$124	$98
3 Years	$1,535	$1,259	$975	$552
5 Years	$2,391	$2,292	$1,842	$1,032
10 Years	$4,584	$4,872	$4,081	$2,360

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
1 Year	$691	$225	$124	$98
3 Years	$1,535	$1,259	$975	$552
5 Years	$2,391	$2,292	$1,842	$1,032
10 Years	$4,584	$4,872	$4,081	$2,360

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues long-term growth of capital in the Fund by investing primarily in securities of companies in countries represented in the Morgan Stanley Capital International All Country World (MSCI ACWI) Index ex U.S., but may also invest in companies from other countries.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants). This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The advisor employs a bottom-up investment approach that emphasizes individual stock selection. The advisor’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI Index ex U.S., tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI Index ex U.S., which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

From time to time, the advisor will use futures contracts and/or exchange-traded funds (ETFs) to manage cash.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Foreign Securities Risk

Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Geographic Focus Risk

The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a country or countries.

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Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.

Smaller Company Stock Risk

Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and by showing the Fund’s average annual total returns for one-year and since inception periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual return in the bar chart is for the Fund’s Class Y shares, its least expensive class offered to a broad array of investors. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.

TOTAL RETURN (%)

per calendar year

YTD through 9/30/11:	-19.70%
Best Quarter:	21.92%	(quarter ended 6/30/09)
Worst Quarter:	-23.95%	(quarter ended 9/30/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	Since Inception %
CLASS Y (Inception 8/16/07)
Return Before Taxes	9.58	-8.48
Return After Taxes on Distributions	9.46	-8.58
Return After Taxes on Distributions and Sale of Fund Shares	7.37	-6.84

MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	11.15	-1.50
CLASS A (Inception 8/16/07)
Return Before Taxes	3.30	-10.19

MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	11.15	-1.50
CLASS C (Inception 8/16/07)
Return Before Taxes	7.34	-9.44

MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	11.15	-1.50
CLASS I (Inception 8/16/07)
Return Before Taxes	9.87	-8.25

MSCI ACWI Index ex U.S.(Net Dividends) (reflects no deductions for fees, expenses or taxes)	11.15	-1.50

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, C and I shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

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MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals are the primary members of the Fund’s portfolio management team:

•	Peter S. Carpenter, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.
•	Jeffrey R. Sullivan, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

Mr. Carpenter is the lead portfolio manager and has final investment authority for the Fund. Mr. Carpenter and Mr. Sullivan receive analytical support from other members of MCM’s international equity team who have provided assistance with the Fund since its inception in 2007.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and C Shares	Class Y Shares	Class I Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties	$2 million; no minimum for accounts attributable to certain intermediaries

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to provide long-term growth of capital. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, emerging markets investing, ETFs and foreign securities.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Emerging Markets Investing

The Fund may invest in emerging market country companies, which are companies in developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

ETFs

Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment or index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.

Political/Economic Risk - Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the

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adoption of other governmental restrictions might adversely affect an investment in foreign securities. Further, changes in economic and tax policies or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

Regulatory Risk - Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Currency Risk - To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Transaction Cost Risk - Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

Geographic Risk - If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the

Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on

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the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the

Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, C, Y or I shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y and I shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A or C shares of the Fund to Class Y or I shares of the Fund or (ii) Class Y shares of the Fund to Class I shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class C shares to Class Y or I shares, your Class C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, C, Y and I shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y or I shares of the Fund if eligibility requirements are met.

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Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y or I shares of the Fund if eligibility requirements are met.
Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	May be converted to Class I shares of the Fund if eligibility requirements are met.
Class I Shares
Purchase Availability	Available to individual or institutional investors

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$2 million; no minimum for accounts attributable to an intermediary that (a) maintains aggregate assets on behalf of its clients in a Fund equivalent to at least $10 million and an average client account size of at least $200,000, or (b) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

Purchase Maximum	None

Conversion Feature	None

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APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions - Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

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Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A or C shares of another Munder Fund which you may have exchanged for Class A or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half months later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the 1.00% CDSC.

CDSC Waivers – Class C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration; and

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus).

Other waivers of the CDSC on Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A and C shares and for services provided to shareholders of Class A and C shares.

Payments made under the Plan by Class A and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class C shares to finance activities relating to the distribution of those shares. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A and C shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in

Class A and C shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support

10

and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

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DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would, subject to certain limitations, generally allow you to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

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MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual effective rate of 0.80% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by MCM makes investment decisions for the Fund. The primary members of the portfolio management team for the Fund are Peter S. Carpenter and Jeffrey R. Sullivan. Mr. Carpenter is the lead portfolio manager and has final investment authority for the Fund. Mr. Carpenter and Mr. Sullivan receive analytical support from other members of the international equity team who have provided assistance with the Fund since its inception in 2007.

Peter S. Carpenter, CFA, Senior Portfolio Manager, joined MCM in 2007. He has been lead manager of the Fund since October 2011 and was co-manager of the Fund from the Fund’s inception in 2007 to October 2011. He has been lead manager of MCM’s international core equity (ACWI ex US) discipline since October 2011 and he has been co-manager of MCM’s international core equity (EAFE) discipline, a member of the portfolio management team for MCM’s international small-cap equity discipline, and lead analyst of the consumer discretionary and industrials sectors for the international core and international small-cap equity teams since 2007. Immediately before joining MCM, Mr. Carpenter was a Senior Vice President for The Boston Company Asset Management (including its predecessor firms), where he was co-manager of their international equity products and served as an analyst for 10 years.

Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the team managing MCM’s international core and international small-cap equity disciplines, including the Fund, as lead analyst of the consumer staples and materials sectors for the international team, since 2007. He has been a member of the portfolio management team for MCM’s emerging markets equity discipline, co-manager of MCM’s international core equity (ACWI ex US) discipline and co-manager of MCM’s international core equity (EAFE) portfolios with socially restricted mandates since 2011. Immediately before joining MCM, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the life of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

CLASS A SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

Net asset value, beginning of period	$5.52	$5.46	$9.36	$10.00

Income/(loss) from investment operations:

Net investment income	0.08	0.10	0.10	0.15

Net realized and unrealized gain/(loss) on investments	1.70	0.12	(3.81)	(0.82)

Total from investment operations	1.78	0.22	(3.71)	(0.67)

Less distributions:

Dividends from net investment income	(0.21)	(0.16)	(0.19)	—

Total distributions	(0.21)	(0.16)	(0.19)	—

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.03

Net asset value, end of period	$7.09	$5.52	$5.46	$9.36

Total return (d)	32.49%	3.87%	(40.08)%	(6.40	)%(e)

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$195	$233	$297	$14,779

Ratio of operating expenses to average net assets	1.54%	1.61%	1.61%	1.61	%(f)

Ratio of net investment income to average net assets	1.27%	1.54%	1.30%	1.72	%(f)

Portfolio turnover rate	81%	67%	52%	72%

Ratio of operating expenses to average net assets without expense reimbursements	4.28%	2.36%	2.41%	1.92	%(f)

(a)	Class A shares of the Fund commenced operations on August 16, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (6.70)% for Class A shares.
(f)	Annualized.

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CLASS C SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

Net asset value, beginning of period	$5.49	$5.43	$9.30	$10.00

Income/(loss) from investment operations:

Net investment income	0.05	0.03	0.07	0.14

Net realized and unrealized gain/(loss) on investments	1.67	0.15	(3.82)	(0.87)

Total from investment operations	1.72	0.18	(3.75)	(0.73)

Less distributions:

Dividends from net investment income	(0.16)	(0.12)	(0.12)	—

Total distributions	(0.16)	(0.12)	(0.12)	—

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.03

Net asset value, end of period	$7.05	$5.49	$5.43	$9.30

Total return (d)	31.49%	2.92%	(40.54)%	(7.00	)%(e)

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$90	$73	$103	$204

Ratio of operating expenses to average net assets	2.29%	2.36%	2.36%	2.36	%(f)

Ratio of net investment income to average net assets	0.69%	0.56%	1.24%	1.69	%(f)

Portfolio turnover rate	81%	67%	52%	72%

Ratio of operating expenses to average net assets without expense reimbursements	5.03%	3.14%	3.36%	2.61	%(f)

CLASS Y SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

Net asset value, beginning of period	$5.52	$5.45	$9.38	$10.00

Income/(loss) from investment operations:

Net investment income	0.11	0.09	0.16	0.29

Net realized and unrealized gain/(loss) on investments	1.69	0.16	(3.87)	(0.94)

Total from investment operations	1.80	0.25	(3.71)	(0.65)

Less distributions:

Dividends from net investment income	(0.23)	(0.18)	(0.22)	—

Total distributions	(0.23)	(0.18)	(0.22)	—

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.03

Net asset value, end of period	$7.09	$5.52	$5.45	$9.38

Total return (d)	32.83%	4.14%	(40.00)%	(6.20	)%(e)

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$2,756	$2,317	$3,705	$3,770

Ratio of operating expenses to average net assets	1.28%	1.36%	1.36%	1.36	%(f)

Ratio of net investment income to average net assets	1.64%	1.38%	2.73%	3.33	%(f)

Portfolio turnover rate	81%	67%	52%	72%

Ratio of operating expenses to average net assets without expense reimbursements	4.06%	2.19%	2.39%	1.63	%(f)

(a)	Class C shares and Class Y shares of the Fund commenced operations on August 16, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (7.30)% for Class C shares and (6.50)% for Class Y shares.
(f)	Annualized.

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15

CLASS I SHARES(a)	Year Ended 6/30/11 (b)	Year Ended 6/30/10 (b)	Year Ended 6/30/09 (b)	Period Ended 6/30/08 (b)

Net asset value, beginning of period	$5.52	$5.46	$9.40	$10.00

Income/(loss) from investment operations:

Net investment income	0.11	0.12	0.15	0.21

Net realized and unrealized gain/(loss) on investments	1.72	0.14	(3.85)	(0.84)

Total from investment operations	1.83	0.26	(3.70)	(0.63)

Less distributions:

Dividends from net investment income	(0.25)	(0.20)	(0.24)	—

Total distributions	(0.25)	(0.20)	(0.24)	—

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.03

Net asset value, end of period	$7.10	$5.52	$5.46	$9.40

Total return (d)	33.36%	4.22%	(39.80)%	(6.00	)%(e)

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$20,836	$39,610	$45,325	$114,342

Ratio of operating expenses to average net assets	1.04%	1.10%	1.10%	1.10	%(f)

Ratio of net investment income to average net assets	1.68%	1.92%	2.45%	2.39	%(f)

Portfolio turnover rate	81%	67%	52%	72%

Ratio of operating expenses to average net assets without expense reimbursements	2.12%	1.51%	1.54%	1.38	%(f)

(a)	Class I shares of the Fund commenced operations on August 16, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated.
(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (6.30)% for Class I shares.
(f)	Annualized.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
4400 Computer Drive
Westborough, MA 01581

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.
-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:
By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789

By telephone: By Mail:	(800) 468-6337 The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By Mail: By overnight delivery:	The Munder Funds® P.O. Box 9701 Providence, RI 02940 The Munder Funds® 4400 Computer Drive Westborough, MA 01581

		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder International Small-Cap Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MISAX)	CLASS Y SHARES (MYSIX)
CLASS C SHARES (MCISX)	CLASS I SHARES (MISIX)
CLASS R6 SHARES (MSSIX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder International Small-Cap Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term growth of capital.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R6 Shares		Class Y Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	1%(c)	None		None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class R6 Shares		Class Y Shares	Class I Shares
Management Fees	0.95%	0.95%	0.95%		0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%		0.00%	0.00%
Other Expenses	0.63%	0.84%	0.33%	(d)	0.76%	0.33%

Total Annual Fund Operating Expenses Before Waivers and/or Reimbursements	1.83%	2.79%	1.28%	(d)	1.71%	1.28%

Fee Waiver and/or Expense Reimbursement(e)	-0.12%	-0.33%	-0.05%		-0.25%	-0.08%

Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements(e)	1.71%	2.46%	1.23%		1.46%	1.20%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(d) Other Expenses and Total Annual Fund Operating Expenses for Class R6 shares are based on estimated expenses for the current year. For Class R6 shares, fees paid to intermediaries for shareholder servicing, record keeping and sub-transfer agency represent 0.00% of Other Expenses.

(e) Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through May 31, 2013 to waive a portion of the Management Fees so that the Fund pays a fee of 0.90% on all assets. In addition, MCM has agreed contractually through at least October 31, 2012 to waive or limit fees or to assume other expenses of Class A, C, Y and I shares of the Fund and through at least May 31, 2013 for Class R6 shares of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.71% for Class A shares, 2.46% for Class C shares, 1.46% for Class R6 shares, 1.46% for Class Y shares and 1.20% for Class I shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class C Shares	Class R6 Shares	Class Y Shares	Class I Shares
1 Year	$ 714	$ 349	$ 125	$ 149	$ 122
3 Years	$ 1,082	$ 834	$ 401	$ 515	$ 397
5 Years	$ 1,474	$ 1,445	$ 697	$ 905	$ 694
10 Years	$ 2,570	$ 3,096	$ 1,541	$ 2,000	$ 1,537

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class C Shares	Class R6 Shares	Class Y Shares	Class I Shares
1 Year	$ 714	$ 249	$ 125	$ 149	$ 122
3 Years	$ 1,082	$ 834	$ 401	$ 515	$ 397
5 Years	$ 1,474	$ 1,445	$ 697	$ 905	$ 694
10 Years	$ 2,570	$ 3,096	$ 1,541	$ 2,000	$ 1,537

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The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues long-term growth of capital in the Fund by investing primarily in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) of companies in countries represented in the S&P® Developed ex-U.S. SmallCap Index, but may also invest in companies from other countries, including emerging market countries. The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual dollar value traded of at least US$50 million.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities of small-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. With respect to each country in which the Fund invests, a small-capitalization company means any company with a market capitalization that is within such country’s smallest 15% based on market capitalization. The Fund may, however, also invest in equity securities of larger companies.

The advisor employs a bottom-up investment approach that emphasizes individual stock selection. The advisor’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Developed ex-U.S. SmallCap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index, which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

From time to time, the advisor will use futures contracts and/or exchange-traded funds (ETFs) to manage cash.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Foreign Securities Risk

Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Small Company Stock Risk

Small companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

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Geographic Focus Risk

The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a country or countries.

Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and by showing the Fund’s average annual total returns for one-year and since inception periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual return in the bar chart is for the Fund’s Class Y shares, its least expensive class offered to a broad array of investors. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.

TOTAL RETURN (%)

per calendar year

YTD through 3/31/12:	15.58%
Best Quarter:	27.25%	(quarter ended 6/30/09)
Worst Quarter:	-27.05%	(quarter ended 9/30/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	Since Inception %
CLASS Y (Inception 8/17/07)
Return Before Taxes	-11.81	-7.51
Return After Taxes on Distributions	-11.84	-7.53
Return After Taxes on Distributions and Sale of Fund Shares	-7.21	-6.11
S&P® Developed ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	-14.49	-5.53

CLASS A (Inception 8/17/07)
Return Before Taxes	-16.85	-8.87

S&P® Developed ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	-14.49	-5.53
CLASS C (Inception 8/17/07)
Return Before Taxes	-13.47	-8.41

S&P® Developed ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	-14.49	-5.53
CLASS I (Inception 8/17/07)
Return Before Taxes	-11.55	-7.24

S&P® Developed ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	-14.49	-5.53

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns of the Class A, C, R6 and I shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses. No performance information is provided for Class R6 shares as that class had not commenced operation as of the date of this Prospectus.

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MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals are the primary members of the Fund’s portfolio management team:

•	John W. Evers, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.
•	Daniel B. LeVan, CFA, Director-International Small-Cap Equity of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

Mr. LeVan is the lead portfolio manager and has final investment authority for the Fund. Mr. Evers and Mr. LeVan receive analytical support from other members of MCM’s team international small-cap equity team who have provided assistance with the Fund since its inception in 2007.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and C Shares	Class R6 Shares	Class Y Shares	Class I Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties	$2 million; no minimum for accounts attributable to certain intermediaries

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to provide long-term growth of capital. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, ETFs and foreign securities.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

ETFs

Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.

Political/Economic Risk - Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Further, changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

Regulatory Risk - Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting,

5

accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Currency Risk - To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Transaction Cost Risk - Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

Geographic Risk - If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Emerging Markets Investing

The Fund may invest up to 20% of its assets in emerging market country companies, which are companies in developing countries in the early stages of adopting capitalism. The Fund will not invest more than 5% of its assets in companies of any one emerging market country. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt and South Africa.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s	Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings

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lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, C, R6, Y or I shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class R6, Y and I shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A or C shares of the Fund to Class Y or I shares of the Fund or (ii) Class Y shares of the Fund to Class I shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class C shares to Class Y or I shares, your Class C shares must not currently be subject to any contingent deferred sales charge (CDSC). Class R6 and Class I shares may not be converted to any other class of shares. The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, C, R6, Y and I shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y or I shares of the Fund if eligibility requirements are met.

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Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	$1 million
Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y or I shares of the Fund if eligibility requirements are met.

Class R6 Shares
Purchase Availability	Available for purchase only through employer-sponsored retirement plans through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	None

Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	May be converted to Class I shares of the Fund if eligibility requirements are met.

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Class I Shares
Purchase Availability	Available to individual or institutional investors
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$2 million; no minimum for accounts attributable to an intermediary that (a) maintains aggregate assets on behalf of its clients in a Fund equivalent to at least $10 million and an average client account size of at least $200,000, or (b) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

Purchase Maximum	None
Conversion Feature	None

APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases

9

based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions - Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A or C shares of another Munder Fund which you may have exchanged for Class A or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half months later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the 1.00% CDSC.

CDSC Waivers – Class C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration; and

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus).

Other waivers of the CDSC on Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

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DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A and C shares and for services provided to shareholders of Class A and C shares.

Payments made under the Plan by Class A and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class C shares to finance activities relating to the distribution of those shares. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A and C shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A and C shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, except with respect to Class R6 shares, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined

11

had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-

end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would, subject to certain limitations, generally allow you to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

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Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Gains on Class R and R6 shares are generally not taxable, with limited exceptions. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual effective rate of 0.95% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by MCM makes investment decisions for the Fund. The primary members of the portfolio management team for the Fund are John W. Evers and Daniel B. LeVan. Mr. LeVan is the lead portfolio manager and has final investment authority for the Fund. Mr. Evers and Mr. LeVan receive analytical support from other members of the team international small-cap equity team who have provided assistance with the Fund since its inception in 2007.

John W. Evers, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been co-manager of the Fund’s portfolio management team since the Fund’s inception in 2007. He has been co-manager for MCM’s international small-cap equity discipline, a member of the portfolio management team for MCM’s international core equity discipline and lead analyst of the financials sector for the international core and international small-cap equity teams since 2007. He has been lead manager of MCM’s emerging markets equity strategy since 2011. Immediately before joining MCM, Mr. Evers was a Senior Vice President and Co-Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was an energy sector analyst and was also responsible for a quantitative research platform and production models for 10 years.

Daniel B. LeVan, CFA, Director-International Small-Cap Equity, joined MCM in 2007 and has been lead manager of the Fund’s portfolio management team since the Fund’s inception in 2007. He has been lead manager for MCM’s international small-cap equity discipline, a member of the portfolio management team for MCM’s international core equity discipline and lead analyst of the health care and information technology sectors for the international core and international small-cap equity teams since 2007. He has been a member of the portfolio management team for MCM’s emerging markets equity strategy since 2011. Immediately before joining MCM, Mr. LeVan was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was a member of its international equity team for 11 years and was lead portfolio manager for its international small-cap equity discipline.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the life of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789. As of the date of this Prospectus, Class R6 shares of the Fund had not commenced operations. As a result, no financial highlights for Class R6 shares are shown below.

Class A Shares(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

Net asset value, beginning of period	$8.36		$5.77	$5.08	$8.73	$10.00

Income/(loss) from investment operations:

Net investment income/(loss)	0.01		0.06	0.02	0.05	0.17

Net realized and unrealized gain/(loss) on investments	(1.54)		2.58	0.73	(3.61)	(1.44)

Total from investment operations	(1.53)		2.64	0.75	(3.56)	(1.27)

Less distributions:

Dividends from net investment income	(0.09)		(0.05)	(0.06)	(0.09)	—

Distributions from net realized gains	—		—	—	—	(0.00	)(d)

Total distributions	(0.09)		(0.05)	(0.06)	(0.09)	(0.00	)(d)

Short-term trading fees	—		—	0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$6.74		$8.36	$5.77	$5.08	$8.73

Total return (c)	(18.24)%		45.85%	14.62%	(40.99)%	(12.67)%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$2,813		$3,421	$725	$1,327	$2,880

Ratio of operating expenses to average net assets	1.71	%(e)	1.71%	1.71%	1.71%	1.71	%(e)

Ratio of net investment income/(loss) to average net assets	0.22	%(e)	0.82%	0.28%	0.86%	2.06	%(e)

Portfolio turnover rate	30%		74%	88%	91%	91%

Ratio of operating expenses to average net assets without expense reimbursements	1.85	%(e)	1.83%	2.07%	2.56%	2.80	%(e)

(a)     Class A shares of the Fund commenced operations on August 17, 2007.

(b)     Per share numbers have been calculated using the average shares method.

(c)     Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)     Amount is less than $0.005 per share.

(e)     Annualized.

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Class C Shares(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

Net asset value, beginning of period	$8.22		$5.68	$5.03	$8.67	$10.00

Income/(loss) from investment operations:

Net investment income/(loss)	(0.02)		(0.04)	(0.02)	0.02	0.14

Net realized and unrealized gain/(loss) on investments	(1.50)		2.58	0.70	(3.59)	(1.47)

Total from investment operations	(1.52)		2.54	0.68	(3.57)	(1.33)

Less distributions:

Dividends from net investment income	(0.06)		—	(0.03)	(0.07)	—

Distributions from net realized gains	—		—	—	—	(0.00	)(d)

Total distributions	(0.06)		—	(0.03)	(0.07)	(0.00	)(d)

Short-term trading fees	—		—	0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$6.64		$8.22	$5.68	$5.03	$8.67

Total return (c)	(18.46)%		44.72%	13.49%	(41.39)%	(13.27)%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$297		$639	$2,038	$3,332	$2,681

Ratio of operating expenses to average net assets	2.46	%(e)	2.46%	2.46%	2.46%	2.46	%(e)

Ratio of net investment income/(loss) to average net assets	(0.54	)%(e)	(0.64)%	(0.35)%	0.38%	1.77	%(e)

Portfolio turnover rate	30%		74%	88%	91%	91%

Ratio of operating expenses to average net assets without expense reimbursements	2.67	%(e)	2.79%	2.83%	3.33%	3.28	%(e)

Class Y Shares(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

Net asset value, beginning of period	$8.37		$5.77	$5.09	$8.74	$10.00

Income/(loss) from investment operations:

Net investment income	0.02		0.06	0.06	0.07	0.11

Net realized and unrealized gain/(loss) on investments	(1.54)		2.61	0.69	(3.62)	(1.37)

Total from investment operations	(1.52)		2.67	0.75	(3.55)	(1.26)

Less distributions:

Dividends from net investment income	(0.11)		(0.07)	(0.07)	(0.10)	—

Distributions from net realized gains	—		—	—	—	(0.00	)(d)

Total distributions	(0.11)		(0.07)	(0.07)	(0.10)	(0.00	)(d)

Short-term trading fees	—		—	0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$6.74		$8.37	$5.77	$5.09	$8.74

Total return (c)	(18.13)%		46.39%	14.69%	(40.87)%	(12.57)%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$128,142		$159,001	$108,224	$45,239	$3,862

Ratio of operating expenses to average net assets	1.46	%(e)	1.46%	1.46%	1.46%	1.46	%(e)

Ratio of net investment income to average net assets	(0.48	)%(e)	0.77%	0.90%	1.49%	1.37	%(e)

Portfolio turnover rate	30%		74%	88%	91%	91%

Ratio of operating expenses to average net assets without expense reimbursements	1.61	%(e)	1.71%	1.82%	2.36%	2.46	%(e)

(a)     Class C shares and Class Y shares of the Fund commenced operations on August 17, 2007.

(b)     Per share numbers have been calculated using the average shares method.

(c)     Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)     Amount is less than $0.005 per share.

(e)     Annualized.

[Remainder of Page Intentionally Left Blank]

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Class I Shares(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

Net asset value, beginning of period	$8.40		$5.80	$5.11	$8.77	$10.00

Income/(loss) from investment operations:

Net investment income	0.03		0.08	0.07	0.07	0.14

Net realized and unrealized gain/(loss) on investments	(1.54)		2.61	0.71	(3.62)	(1.36)

Total from investment operations	(1.51)		2.69	0.78	(3.55)	(1.22)

Less distributions:

Dividends from net investment income	(0.13)		(0.09)	(0.09)	(0.11)	(0.01)

Distributions from net realized gains	—		—	—	—	(0.00	)(d)

Total distributions	(0.13)		(0.09)	(0.09)	(0.11)	(0.01)

Short-term trading fees	—		—	0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$6.76		$8.40	$5.80	$5.11	$8.77

Total return (c)	(17.97)%		46.52%	15.13%	(40.76)%	(12.21)%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$112,673		$139,658	$84,557	$80,598	$170,390

Ratio of operating expenses to average net assets	1.20	%(e)	1.20%	1.20%	1.20%	1.20	%(e)

Ratio of net investment income to average net assets	0.74	%(e)	1.04%	1.08%	1.33%	1.72	%(e)

Portfolio turnover rate	30%		74%	88%	91%	91%

Ratio of operating expenses to average net assets without expense reimbursements	1.27	%(e)	1.28%	1.35%	1.45%	1.50	%(e)

(a)     Class I shares of the Fund commenced operations on August 17, 2007.

(b)     Per share numbers have been calculated using the average shares method.

(c)     Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)     Amount is less than $0.005 per share.

(e)     Annualized.

[Remainder of Page Intentionally Left Blank]

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:		For other inquiries or complaints:

By telephone:	1-800-438-5789	By telephone:	1-800-468-6337

By mail:	The Munder Funds	By mail:	The Munder Funds
	P.O. Box 9701		Attn: Secretary
	Providence, RI 02940		480 Pierce Street
Birmingham, MI 48009
By overnight delivery:	The Munder Funds 4400 Computer Drive	By e-mail:	fundcontact@munder.com
Westborough, MA 01581

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is generally a taxable event and, accordingly, you may realize a taxable gain or loss. Certain exchanges may not result in a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:
By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789

By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940

By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder Large-Cap Value Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MUGAX)	CLASS K SHARES (MUGKX)
CLASS B SHARES (MUGBX)	CLASS R SHARES (MUGRX)
CLASS C SHARES (MUGCX)	CLASS Y SHARES (MUGYX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Large-Cap Value Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(e)	0.00%
Other Expenses	0.79%	0.79%	0.79%	1.03%	0.80%		0.79%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements(f)	1.79%	2.54%	2.54%	1.78%	2.05%		1.54%

Fee Waivers and/or Expense Reimbursements(f)	0.29%	0.29%	0.29%	0.28%	0.30%		0.29%

Total Net Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements(f)	1.50%	2.25%	2.25%	1.50%	1.75%		1.25%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e) Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(f) Pursuant to an Expense Limitation Agreement, MCM (as defined below) has agreed contractually through at least May 31, 2013 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.50% for Class A and Class K shares, 2.25% for Class B and Class C shares, 1.75% for Class R shares and 1.25% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above for each class of shares and the Board of MST has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$694	$728	$328	$153	$178	$127
3 Years	$1,056	$1,063	$763	$533	$614	$458
5 Years	$1,441	$1,525	$1,325	$938	$1,076	$812
10 Years	$2,517	$2,670	$2,854	$2,072	$2,355	$1,810

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$694	$228	$228	$153	$178	$127
3 Years	$1,056	$763	$763	$533	$614	$458
5 Years	$1,441	$1,325	$1,325	$938	$1,076	$812
10 Years	$2,517	$2,670	$2,854	$2,072	$2,355	$1,810

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The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of large-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Large-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 1000® Index ($383 million to $353.5 billion as of September 30, 2011). The Fund may, however, also invest in equity securities of smaller companies.

The advisor seeks to invest in companies whose equity securities are trading at an attractive valuation relative to the marketplace, their peers and historical levels and possess a catalyst for favorable or improved security values. In addition to valuation, the advisor may also consider one or more of the following factors in choosing companies:

•	financial strength, strong fundamentals and low price-to-earnings ratios;
•	improving earnings estimates and stock price trends;
•	quality of management, profitability and industry leadership position;
•	current dividend; and/or
•	unrecognized assets.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund may concentrate its investments in one or more economic sectors.

From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk

Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Sector Focus Risk

The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector or industry. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in financials companies. The values of financials companies are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

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ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)

per calendar year

YTD through 9/30/11:	-11.98%
Best Quarter:	16.79%	(quarter ended 6/30/03)
Worst Quarter:	-18.59%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 7/5/94)
Return Before Taxes	11.87	1.55	3.09	7.28
Return After Taxes on Distributions	11.79	0.76	2.48	5.94
Return After Taxes on Distributions and Sale of Fund Shares	7.82	1.32	2.59	5.88

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26	9.09
CLASS A (Inception 8/8/94)
Return Before Taxes	5.45	0.15	2.25	6.62

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26	8.94
CLASS B (Inception 8/9/94)
Return Before Taxes	5.84	0.22	2.23	6.60

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26	8.94
CLASS C (Inception 12/5/95)
Return Before Taxes	9.75	0.55	2.07	4.99

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26	7.76
CLASS K (Inception 7/5/94)
Return Before Taxes	11.57	1.29	2.84	7.01

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	1.28	3.26	9.09
CLASS R (Inception (11/1/06)
Return Before Taxes	11.36	—	—	-1.45

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.51	—	—	-2.20

The index returns from inception for Class Y, A, B, C, K and R shares are as of 7/1/94, 8/1/94, 8/1/94, 12/1/95, 7/1/94 and 11/1/06, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Daniel G. Bandi, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.
•	Daniel J. DeMonica, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.
•	Adam I. Friedman, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.

3

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in ETFs and foreign securities.

ETFs

Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-

denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

5

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, B, C, K, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A, B, C, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

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Class B Shares
Purchase Availability	Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	Not applicable.
Purchase Maximum	$50,000
Conversion Feature

Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	$1 million
Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.
Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Service fees of 0.25% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

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Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.
Class Y Shares
Purchase Availability

Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

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4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions—Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%

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If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

CDSC Waivers – Class B and C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 701/2 as of the date of this Prospectus); and

•

(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A, B, C, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C, K and R shares.

Payments made under the Plan by Class A, B, C and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C, K and R shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least quarterly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other

12

financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by MCM jointly makes investment decisions for the Fund. The lead managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio, are Daniel G. Bandi, Daniel J. DeMonica and Adam I. Friedman.

Daniel G. Bandi, CFA, Senior Portfolio Manager, joined MCM in 2010. Mr. Bandi has been a member of the Fund’s portfolio management team since February 2012 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of financials and industrials. Mr. Bandi also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, the Munder Integrity Mid-Cap Value Fund and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Since 2003, Mr. Bandi has served as Chief Investment Officer and a Principal of Integrity Asset Management, LLC (“Integrity”), a wholly-owned subsidiary of MCM, and is lead portfolio manager for Integrity’s small

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cap value equity strategy and the small/mid cap value equity strategy. Prior to joining Integrity, Mr. Bandi was Managing Director of Equity Investments for National City Investment Management Co. from 1998 to 2003. Mr. Bandi earned his Bachelor of Arts degree in Economics from the University of Pittsburgh in 1987, and an MBA in Finance from Texas A&M University at Commerce in 1990.

Daniel J. DeMonica, CFA, Senior Portfolio Manager, joined MCM in 2010. Mr. DeMonica has been a member of the Fund’s portfolio management team since February 2012 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of health care, telecommunications, consumer services and utilities. Mr. DeMonica also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, the Munder Integrity Mid-Cap Value Fund and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Since 2003, Mr. DeMonica has served as a Senior Portfolio Manager and a Principal of Integrity. Mr. DeMonica is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the large cap value equity strategy. Prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. from 1998 to 2003. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

Adam I. Friedman, Senior Portfolio Manager, joined MCM in 2010. Mr. Friedman has been a member of the Fund’s portfolio management team since February 2012 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer cyclicals and technology. Mr. Friedman also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, the Munder Integrity Mid-Cap Value Fund and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Since 2003, Mr. Friedman has served as a Senior Portfolio Manager and a Principal of Integrity. Mr. Friedman is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the mid cap value equity strategy. Prior to joining Integrity, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

CLASS A SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$10.67	$9.90	$13.70	$17.28	$15.89

Income/(loss) from investment operations:

Net investment income	0.07	0.06	0.16	0.17	0.15

Net realized and unrealized gain/(loss) on investments	2.72	0.78	(3.80)	(1.93)	2.83

Total from investment operations	2.79	0.84	(3.64)	(1.76)	2.98

Less distributions:

Dividends from net investment income	(0.07)	(0.07)	(0.16)	(0.16)	(0.15)

Distributions from net realized gains	—	—	—	(1.66)	(1.44)

Total distributions	(0.07)	(0.07)	(0.16)	(1.82)	(1.59)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.39	$10.67	$9.90	$13.70	$17.28

Total return (d)	26.20%	8.45%	(26.61)%	(11.31)%	19.84%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$8,262	$8,084	$9,980	$12,162	$17,170

Ratio of operating expenses to average net assets	1.79%	1.66%	1.60%	1.42%	1.42%

Ratio of net investment income to average net assets	0.53%	0.54%	1.52%	1.07%	0.91%

Portfolio turnover rate	71%	76%	53%	41%	47%

Ratio of operating expenses to average net assets without expense reimbursements	1.79%	1.66%	1.60%	1.42%	1.42%

CLASS B SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$10.31	$9.60	$13.31	$16.86	$15.56

Income/(loss) from investment operations:

Net investment income/(loss)	(0.03)	(0.02)	0.08	0.05	0.02

Net realized and unrealized gain/(loss) on investments	2.62	0.77	(3.70)	(1.88)	2.77

Total from investment operations	2.59	0.75	(3.62)	(1.83)	2.79

Less distributions:

Dividends from net investment income	(0.01)	(0.04)	(0.09)	(0.06)	(0.05)

Distributions from net realized gains	—	—	—	(1.66)	(1.44)

Total distributions	(0.01)	(0.04)	(0.09)	(1.72)	(1.49)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.89	$10.31	$9.60	$13.31	$16.86

Total return (d)	25.17%	7.78%	(27.23)%	(12.00)%	18.94%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$904	$970	$1,470	$2,314	$3,366

Ratio of operating expenses to average net assets	2.54%	2.41%	2.34%	2.17%	2.17%

Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.21)%	0.77%	0.33%	0.15%

Portfolio turnover rate	71%	76%	53%	41%	47%

Ratio of operating expenses to average net assets without expense reimbursements	2.54%	2.41%	2.34%	2.17%	2.17%

(a) Class A shares and Class B shares of the Fund commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount is less than $0.005 per share.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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CLASS C SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$10.30	$9.60	$13.30	$16.85	$15.55

Income/(loss) from investment operations:

Net investment income/(loss)	(0.03)	(0.02)	0.08	0.05	0.03

Net realized and unrealized gain/(loss) on investments	2.62	0.76	(3.69)	(1.88)	2.76

Total from investment operations	2.59	0.74	(3.61)	(1.83)	2.79

Less distributions:

Dividends from net investment income	(0.01)	(0.04)	(0.09)	(0.06)	(0.05)

Distributions from net realized gains	—	—	—	(1.66)	(1.44)

Total distributions	(0.01)	(0.04)	(0.09)	(1.72)	(1.49)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.88	$10.30	$9.60	$13.30	$16.85

Total return (d)	25.20%	7.68%	(27.17)%	(12.01)%	18.95%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$2,209	$2,059	$2,402	$2,551	$3,719

Ratio of operating expenses to average net assets	2.54%	2.41%	2.36%	2.17%	2.17%

Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.22)%	0.78%	0.32%	0.16%

Portfolio turnover rate	71%	76%	53%	41%	47%

Ratio of operating expenses to average net assets without expense reimbursements	2.54%	2.41%	2.36%	2.17%	2.17%

CLASS K SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$10.68	$9.91	$13.71	$17.30	$15.90

Income/(loss) from investment operations:

Net investment income	0.06	0.06	0.16	0.17	0.15

Net realized and unrealized gain/(loss) on investments	2.73	0.78	(3.80)	(1.94)	2.84

Total from investment operations	2.79	0.84	(3.64)	(1.77)	2.99

Less distributions:

Dividends from net investment income	(0.07)	(0.07)	(0.16)	(0.16)	(0.15)

Distributions from net realized gains	—	—	—	(1.66)	(1.44)

Total distributions	(0.07)	(0.07)	(0.16)	(1.82)	(1.59)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.40	$10.68	$9.91	$13.71	$17.30

Total return (d)	26.18%	8.44%	(26.59)%	(11.35)%	19.89%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$4,827	$11,686	$13,310	$22,464	$32,509

Ratio of operating expenses to average net assets	1.78%	1.66%	1.59%	1.42%	1.42%

Ratio of net investment income to average net assets	0.53%	0.53%	1.54%	1.07%	0.90%

Portfolio turnover rate	71%	76%	53%	41%	47%

Ratio of operating expenses to average net assets without expense reimbursements	1.78%	1.66%	1.59%	1.42%	1.42%
(a) Class C shares and K shares of the Fund commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount is less than $0.005 per share.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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CLASS R SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Period Ended 6/30/07(b)

Net asset value, beginning of period	$10.65	$9.89	$13.69	$17.27	$15.99

Income/(loss) from investment operations:

Net investment income	0.04	0.03	0.14	0.12	0.09

Net realized and unrealized gain/(loss) on investments	2.72	0.79	(3.80)	(1.92)	1.71

Total from investment operations	2.76	0.82	(3.66)	(1.80)	1.80

Less distributions:

Dividends from net investment income	(0.05)	(0.06)	(0.14)	(0.12)	(0.11)

Distributions from net realized gains	—	—	—	(1.66)	(0.41)

Total distributions	(0.05)	(0.06)	(0.14)	(1.78)	(0.52)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00(c)

Net asset value, end of period	$13.36	$10.65	$9.89	$13.69	$17.27

Total return (d)	25.83%	8.21%	(26.81)%	(11.54)%	11.43%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$6	$5	$5	$6	$7

Ratio of operating expenses to average net assets	2.05%	1.91%	1.83%	1.67%	1.67%(e)

Ratio of net investment income to average net assets	0.29%	0.28%	1.29%	0.81%	0.80%(e)

Portfolio turnover rate	71%	76%	53%	41%	47%

Ratio of operating expenses to average net assets without expense reimbursements	2.05%	1.91%	1.83%	1.67%	1.67%(e)

CLASS Y SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$10.71	$9.92	$13.73	$17.32	$15.92

Income/(loss) from investment operations:

Net investment income	0.10	0.09	0.19	0.20	0.19

Net realized and unrealized gain/(loss) on investments	2.73	0.79	(3.81)	(1.93)	2.84

Total from investment operations	2.83	0.88	(3.62)	(1.73)	3.03

Less distributions:

Dividends from net investment income	(0.10)	(0.09)	(0.19)	(0.20)	(0.19)

Distributions from net realized gains	—	—	—	(1.66)	(1.44)

Total distributions	(0.10)	(0.09)	(0.19)	(1.86)	(1.63)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.44	$10.71	$9.92	$13.73	$17.32

Total return (d)	26.44%	8.77%	(26.45)%	(11.12)%	20.16%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$52,661	$43,751	$42,180	$64,241	$71,809

Ratio of operating expenses to average net assets	1.54%	1.41%	1.34%	1.17%	1.17%

Ratio of net investment income to average net assets	0.79%	0.78%	1.78%	1.33%	1.16%

Portfolio turnover rate	71%	76%	53%	41%	47%

Ratio of operating expenses to average net assets without expense reimbursements	1.54%	1.41%	1.34%	1.17%	1.17%

(a) Class R shares and Class Y shares of the Fund commenced operations on November 1, 2006 and July 5, 1994, respectively.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount is less than $0.005 per share.

(d) Total return represents aggregate total return for the period indicated.

(e) Annualized.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
4400 Computer Drive
Westborough, MA 01581

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.
-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:	TO OBTAIN INFORMATION:

By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789

By telephone: By Mail:	(800) 468-6337 The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By Mail: By overnight delivery:	The Munder Funds® P.O. Box 9701 Providence, RI 02940 The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder Micro-Cap Equity Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MMEAX)	CLASS K SHARES (MMEKX)
CLASS B SHARES (MMEBX)	CLASS R SHARES (MMERX)
CLASS C SHARES (MMECX)	CLASS Y SHARES (MMEYX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Micro-Cap Equity Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(e)	0.00%
Other Expenses	0.85%	0.85%	0.85%	1.10%	0.85%		0.85%
Acquired Fund Fees and Expenses	0.21%	0.21%	0.21%	0.21%	0.21%		0.21%

Total Annual Fund Operating Expenses(f)	2.31%	3.06%	3.06%	2.31%	2.56%		2.06%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e) Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(f) Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses (i.e., fees and expenses of other funds in which the Fund invested).

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$771	$809	$409	$234	$259	$209
3 Years	$1,231	$1,245	$945	$721	$796	$646
5 Years	$1,717	$1,806	$1,606	$1,235	$1,360	$1,109
10 Years	$3,050	$3,200	$3,374	$2,645	$2,894	$2,391

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$771	$309	$309	$234	$259	$209
3 Years	$1,231	$945	$945	$721	$796	$646
5 Years	$1,717	$1,606	$1,606	$1,235	$1,360	$1,109
10 Years	$3,050	$3,200	$3,374	$2,645	$2,894	$2,391

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The sub-advisor pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of micro-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Micro-capitalization companies means those companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index (consisting of companies with market capitalizations below $2.8 billion as of September 30, 2011). The Fund may, however, also invest in equity securities of larger companies.

The Fund focuses on undiscovered, small-sized companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The sub-advisor seeks to invest in companies that have strong potential for consistent earnings growth due to:

•	a high level of profitability;
•	solid management;
•	a strong, competitive market position; or
•	management interests that are aligned with shareholder interests.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund may concentrate its investments in one or more economic sectors.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the sub-advisor, regardless of movements in the securities markets.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Micro-Cap Stock Risk

Small companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Foreign Securities Risk

Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

[Remainder of Page Intentionally Left Blank]

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PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)

per calendar year

YTD through 9/30/11:	-18.15%
Best Quarter:	29.30%	(quarter ended 6/30/09)
Worst Quarter:	-26.53%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 12/26/96)
Return Before Taxes	28.50	-1.49	6.70	11.74
Return After Taxes on Distributions	28.50	-2.42	6.12	11.03
Return After Taxes on Distributions and Sale of Fund Shares	18.52	-1.34	5.86	10.48

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	28.89	1.19	7.38	8.49
CLASS A (Inception 12/26/96)
Return Before Taxes	21.11	-2.84	5.83	11.02

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	28.89	1.19	7.38	8.49
CLASS B (Inception 2/24/97)
Return Before Taxes	22.22	-2.75	5.81	10.37

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	28.89	1.19	7.38	8.40
CLASS C(Inception 3/31/97)
Return Before Taxes	26.17	-2.47	5.64	10.76

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	28.89	1.19	7.38	8.82
CLASS K(Inception 12/31/96)
Return Before Taxes	28.13	-1.73	6.44	11.39

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	28.89	1.19	7.38	8.49
CLASS R(Inception 7/29/04)
Return Before Taxes	27.79	-1.99	—	3.09

Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00) (reflects no deductions for fees, expenses or taxes)	28.89	1.19	—	4.10

The index returns from inception for Class Y, A, B, C, K and R shares are as of 1/1/97, 1/1/97, 3/1/97, 4/1/97, 1/1/97 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

3

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. Integrity Asset Management, LLC (Integrity) is the sub-advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, has been a member of the Fund’s portfolio management team since 2011.
•	Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since 2011.
•	Adam I. Friedman, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since 2011.
•	Mirsat Nikovic, CFA, Equity Analyst, has been a member of the Fund’s portfolio management team since 2011.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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4

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to provide capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in foreign securities.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s sub-advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the sub-advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the sub-advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further,

interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Derivatives

From time to time, the sub-advisor may write covered call options. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

5

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Emerging Markets Investing

All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt and South Africa.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

ETFs

From time to time, the sub-advisor will use exchange-traded funds (ETFs) to manage cash. Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an

ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Initial Public Offerings (IPOs)

The Fund may invest in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Real Estate Investment Trusts (REITs)

The Fund may invest in real estate investment trusts (REITs)

REIT Risk

Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

6

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 15 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, B, C, K, R or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A, B, C, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

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7

SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K, R and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.
Class B Shares
Purchase Availability

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	Not applicable.
Purchase Maximum	$50,000
Conversion Feature

Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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8

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	$1 million
Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.
Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Service fees of 0.25% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.
Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.
Class Y Shares
Purchase Availability

Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

9

APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions - Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares

10

through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

CDSC Waivers – Class B and C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 701/2 as of the date of this Prospectus); and

•

(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A, B, C, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C, K and R shares.

Payments made under the Plan by Class A, B, C and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the

11

Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C, K and R shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or sub-advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor or sub-advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor, sub-advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or sub-advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines

12

approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

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The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

Pursuant to a Sub-Advisory Agreement, MCM has retained Integrity Asset Management, LLC (Integrity), 18500 Lake Road, Suite 300, Rocky River, Ohio 44116, a registered investment adviser and a wholly owned subsidiary of MCM, to manage the Fund effective June 1, 2011. Integrity is responsible for the day-to-day management of the Fund, which includes, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. As of September 30, 2011, Integrity had $2.7 billion in assets under management.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by Integrity jointly makes investment decisions for the Fund. The lead managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio, are Daniel G. Bandi, Daniel J. DeMonica and Adam I. Friedman.

Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, joined Integrity in 2003. Mr. Bandi has been a member of the Fund’s portfolio management team since 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of financials and industrials. Mr. Bandi also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Integrity Mid-Cap Value Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. Bandi serves as Chief Investment Officer for all of Integrity’s value equity strategies, and is lead portfolio manager for the small cap value equity strategy and the small/mid cap value equity strategy. Prior to joining Integrity, Mr. Bandi was Managing Director of Equity Investments for National City Investment Management Co. from 1998 to 2003. Mr. Bandi earned his Bachelor of Arts degree in Economics from the University of Pittsburgh in 1987, and an MBA in Finance from Texas A&M University at Commerce in 1990.

Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, joined Integrity in 2003. Mr. DeMonica has been a member of the Fund’s portfolio management team since 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of health care, telecommunications, consumer services and utilities. Mr. DeMonica also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Integrity Mid-Cap Value Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. DeMonica is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the large cap value equity strategy. Prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. from 1998 to 2003. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

Adam I. Friedman, Senior Portfolio Manager of Integrity, joined Integrity in 2003. Mr. Friedman has been a member of the Fund’s portfolio management team since 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer cyclicals and technology. Mr. Friedman also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Veracity Small-Cap Value Fund, the Munder Integrity Mid-Cap Value Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. Friedman is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the mid cap value equity strategy. Prior to joining Integrity, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.

Mirsat Nikovic, CFA, Equity Analyst of Integrity, joined Integrity in 2007. Mr. Nikovic has been a member of the Fund’s portfolio management team since 2011 and is responsible for quantitative and equity analysis. He also is a member of Integrity’s value equity management team. Mr. Nikovic is a graduate of John Carroll University.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

CLASS A SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$22.02	$18.61	$28.32	$47.80	$45.38

Income/(loss) from investment operations:

Net investment income/(loss)	(0.17)	(0.01)	0.30	0.41	0.33

Net realized and unrealized gain/(loss) on investments	8.68	3.74	(6.37)	(14.83)	3.32

Total from investment operations	8.51	3.73	(6.07)	(14.42)	3.65

Less distributions:

Dividends from net investment income	—	(0.32)	(0.32)	(0.32)	(0.21)

Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.32)	(3.64)	(5.06)	(1.23)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$30.53	$22.02	$18.61	$28.32	$47.80

Total return (d)	38.65%	19.97%	(24.24)%	(32.87)%	8.31%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$56,726	$55,117	$60,405	$121,715	$291,503

Ratio of operating expenses to average net assets	2.10%	2.05%	2.12%	1.72%	1.72%

Ratio of net investment income/(loss) to average net assets	(0.63)%	(0.06)%	1.52%	1.12%	0.74%

Portfolio turnover rate	67%	43%	35%	24%	23%

Ratio of operating expenses to average net assets without expense reimbursements	2.10%	2.05%	2.12%	1.72%	1.72%

CLASS B SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$19.81	$16.82	$25.94	$44.30	$42.27

Income/(loss) from investment operations:

Net investment income/(loss)	(0.33)	(0.17)	0.14	0.13	0.00 (c)

Net realized and unrealized gain/(loss) on investments	7.78	3.39	(5.78)	(13.65)	3.05

Total from investment operations	7.45	3.22	(5.64)	(13.52)	3.05

Less distributions:

Dividends from net investment income	—	(0.23)	(0.16)	(0.10)	—

Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.23)	(3.48)	(4.84)	(1.02)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$27.26	$19.81	$16.82	$25.94	$44.30

Total return (d)	37.61%	19.11%	(24.83)%	(33.35)%	7.45%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$5,967	$6,665	$9,137	$17,424	$40,069

Ratio of operating expenses to average net assets	2.85%	2.80%	2.87%	2.47%	2.47%

Ratio of net investment income/(loss) to average net assets	(1.36)%	(0.84)%	0.78%	0.38%	(0.01)%

Portfolio turnover rate	67%	43%	35%	24%	23%

Ratio of operating expenses to average net assets without expense reimbursements	2.85%	2.80%	2.87%	2.47%	2.47%

(a)	Class A shares and Class B shares of the Fund commenced operations on December 26, 1996 and February 24, 1997, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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CLASS C SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$19.80	$16.82	$25.94	$44.31	$42.28

Income/(loss) from investment operations:

Net investment income/(loss)	(0.33)	(0.16)	0.14	0.11	0.00	(c)

Net realized and unrealized gain/(loss) on investments	7.79	3.37	(5.78)	(13.64)	3.05

Total from investment operations	7.46	3.21	(5.64)	(13.53)	3.05

Less distributions:

Dividends from net investment income	—	(0.23)	(0.16)	(0.10)	—

Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.23)	(3.48)	(4.84)	(1.02)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$27.26	$19.80	$16.82	$25.94	$44.31

Total return (d)	37.68%	19.05%	(24.83)%	(33.37)%	7.45%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$13,933	$13,438	$15,122	$29,827	$79,373

Ratio of operating expenses to average net assets	2.85%	2.80%	2.87%	2.47%	2.47%

Ratio of net investment income/(loss) to average net assets	(1.37)%	(0.81)%	0.77%	0.33%	(0.01	) %

Portfolio turnover rate	67%	43%	35%	24%	23%

Ratio of operating expenses to average net assets without expense reimbursements	2.85%	2.80%	2.87%	2.47%	2.47%

CLASS K SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$22.03	$18.62	$28.33	$47.80	$45.40

Income/(loss) from investment operations:

Net investment income/(loss)	(0.17)	(0.01)	0.37	0.39	0.34

Net realized and unrealized gain/(loss) on investments	8.69	3.74	(6.44)	(14.80)	3.29

Total from investment operations	8.52	3.73	(6.07)	(14.41)	3.63

Less distributions:

Dividends from net investment income	—	(0.32)	(0.32)	(0.32)	(0.21)

Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.32)	(3.64)	(5.06)	(1.23)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$30.55	$22.03	$18.62	$28.33	$47.80

Total return (d)	38.67%	19.96%	(24.23)%	(32.85)%	8.28%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$270	$239	$234	$2,211	$8,544

Ratio of operating expenses to average net assets	2.10%	2.05%	2.11%	1.72%	1.72%

Ratio of net investment income/(loss) to average net assets	(0.64)%	(0.05)%	1.80%	1.02%	0.76%

Portfolio turnover rate	67%	43%	35%	24%	23%

Ratio of operating expenses to average net assets without expense reimbursements	2.10%	2.05%	2.11%	1.72%	1.72%

(a) Class C shares and Class K shares of the Fund commenced operations on March 31, 1997 and December 31, 1996, respectively.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount is less than $0.005 per share.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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CLASS R SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$21.91	$18.55	$28.24	$47.68	$45.28

Income/loss from investment operations:

Net investment income/(loss)	(0.23)	(0.06)	0.21	0.31	0.22

Net realized and unrealized gain/(loss) on investments	8.63	3.71	(6.32)	(14.79)	3.30

Total from investment operations	8.40	3.65	(6.11)	(14.48)	3.52

Less distributions:

Dividends from net investment income	—	(0.29)	(0.26)	(0.22)	(0.10)

Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.29)	(3.58)	(4.96)	(1.12)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$30.31	$21.91	$18.55	$28.24	$47.68

Total return (d)	38.34%	19.62%	(24.44)%	(33.05)%	8.02%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$317	$250	$262	$586	$1,880

Ratio of operating expenses to average net assets	2.35%	2.30%	2.32%	1.97%	1.97%

Ratio of net investment income/(Ioss) to average net assets	(0.85)%	(0.28)%	1.04%	0.85%	0.50%

Portfolio turnover rate	67%	43%	35%	24%	23%

Ratio of operating expenses to average net assets without expense reimbursements	2.35%	2.30%	2.32%	1.97%	1.97%

CLASS Y SHARES(a)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$22.70	$19.15	$29.04	$48.87	$46.37

Income/(loss) from investment operations:

Net investment income/(loss)	(0.10)	0.04	0.35	0.55	0.46

Net realized and unrealized gain/(loss) on investments	8.95	3.86	(6.55)	(15.22)	3.38

Total from investment operations	8.85	3.90	(6.20)	(14.67)	3.84

Less distributions:

Dividends from net investment income	—	(0.35)	(0.37)	(0.42)	(0.32)

Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.35)	(3.69)	(5.16)	(1.34)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$31.55	$22.70	$19.15	$29.04	$48.87

Total return (d)	38.99%	20.28%	(24.07)%	(32.70)%	8.56%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$12,457	$11,834	$14,696	$18,460	$29,355

Ratio of operating expenses to average net assets	1.85%	1.79%	1.87%	1.46%	1.47%

Ratio of net investment income/(loss) to average net assets	(0.36)%	0.19%	1.79%	1.50%	1.01%

Portfolio turnover rate	67%	43%	35%	24%	23%

Ratio of operating expenses to average net assets without expense reimbursements	1.85%	1.79%	1.87%	1.46%	1.47%

(a) Class R shares and Class Y shares of the Fund commenced operations on July 29, 2004 and December 26, 1996, respectively.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount is less than $0.005 per share.

(d) Total return represents aggregate total return for the period indicated.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services
For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
4400 Computer Drive
Westborough, MA 01581

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

- redemption proceeds greater than $50,000;

- redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.
-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

23

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

24

ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581

By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder Mid-Cap Core Growth Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (MGOAX)	CLASS K SHARES (MGOKX)
CLASS B SHARES (MGROX)	CLASS R SHARES (MMSRX)
CLASS C SHARES (MGOTX)	CLASS R6 SHARES (MGOSX)
CLASS Y SHARES (MGOYX)

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Mid-Cap Core Growth Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital appreciation.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class R6 Shares		Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class R6 Shares		Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(e)	0.00%		0.00%
Other Expenses	0.33%	0.33%	0.33%	0.58%	0.33%		0.13%	(f)	0.33%

Total Annual Fund Operating Expenses	1.33%	2.08%	2.08%	1.33%	1.58%		0.88%	(f)	1.08%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e) Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(f) Other Expenses and Total Annual Fund Operating Expenses for Class R6 Shares are based on estimated expenses for the current year. For Class R6 shares, fees paid to intermediaries for shareholder servicing, record keeping and sub-transfer agency represent 0.00% of Other Expenses.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class R6 Shares	Class Y Shares
1 Year	$ 678	$ 711	$ 311	$ 135	$ 161	$ 90	$ 110
3 Years	$ 949	$ 952	$ 652	$ 421	$ 499	$ 281	$ 343
5 Years	$ 1,240	$ 1,319	$ 1,119	$ 728	$ 861	$ 488	$ 595
10 Years	$ 2,065	$ 2,220	$ 2,411	$ 1,600	$ 1,879	$ 1,084	$ 1,317

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class R6 Shares	Class Y Shares
1 Year	$ 678	$ 211	$ 211	$ 135	$ 161	$ 90	$ 110
3 Years	$ 949	$ 652	$ 652	$ 421	$ 499	$ 281	$ 343
5 Years	$ 1,240	$ 1,119	$ 1,119	$ 728	$ 861	$ 488	$ 595
10 Years	$ 2,065	$ 2,220	$ 2,411	$ 1,600	$ 1,879	$ 1,084	$ 1,317

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Mid-capitalization companies means those companies with market capitalizations within the range of companies included in the S&P MidCap 400® Index ($210 million to $14.3 billion as of September 30, 2011) or within the range of companies included in the Russell Midcap® Index ($383 million to $16.7 billion as of September 30, 2011).

The Fund’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

The advisor chooses the Fund’s investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and selecting from those companies primarily based on:

•	above-average, consistent earnings growth;
•	financial stability;
•	relative valuation;
•	strength of industry position and management team; and
•	price changes compared to the Russell Midcap® Index.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. From time to time, the advisor will use exchange-traded funds (ETFs) and/or futures to manage cash.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Smaller Company Stock Risk

Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Foreign Securities Risk

Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of two broad-based securities market indices. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)

per calendar year

YTD through 3/31/12:	13.82%
Best Quarter:	16.48%	(quarter ended 9/30/09)
Worst Quarter:	-25.26%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 6/24/98)
Return Before Taxes	-0.77	2.49	7.35	9.22
Return After Taxes on Distributions	-0.77	2.43	7.30	8.80
Return After Taxes on Distributions and Sale of Fund Shares	-0.50	2.13	6.50	8.01

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	-1.55	1.41	6.99	6.69
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-1.65	2.44	5.29	4.79
CLASS A (Inception 7/3/00)
Return Before Taxes	-6.47	1.09	6.49	5.79

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	-1.55	1.41	6.99	5.79
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-1.65	2.44	5.29	0.44
CLASS B (Inception 7/5/00)
Return Before Taxes	-6.68	1.09	6.45	5.79

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	-1.55	1.41	6.99	5.79
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-1.65	2.44	5.29	0.44
CLASS C (Inception 7/14/00)
Return Before Taxes	-2.75	1.47	6.29	4.94

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	-1.55	1.41	6.99	5.79
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-1.65	2.44	5.29	0.44
CLASS K (Inception 12/17/02)
Return Before Taxes	-1.04	2.23	—	9.56

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	-1.55	1.41	—	9.94
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-1.65	2.44	—	9.73
CLASS R (Inception 7/29/04)
Return Before Taxes	-1.27	1.98	—	6.54

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	-1.55	1.41	—	6.91
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	-1.65	2.44	—	6.84

Average annual returns for Class C shares for periods prior to 10/31/03 are for Class II shares and reflect the fees and expenses of the Class II shares prior to that date. The index returns from inception for Class Y, A, B, C, K and R shares are as of 7/1/98, 7/1/00, 7/1/00, 7/1/00, 1/1/03 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, K, R and R6 shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses. No performance information is provided for Class R6 shares as that class had not commenced operation as of the date of this Prospectus.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Tony Y. Dong, CFA, Vice Chairman and Chief Investment Officer of MCM, has been a member of the Fund’s portfolio management team since 2001.
•	Robert E. Crosby, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.
•	Madan Gopal, Equity Analyst of MCM, has been a member of the portfolio management team since 2009.
•	Gavin Hayman, CFA, Equity Analyst of MCM, has been a member of the portfolio management team since 2010.
•

Brian S. Matuszak, CFA, Senior Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since 2005, and has assisted with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the Fund since 2002.

•	George L. Sanders II, Senior Equity Research Associate of MCM, has been a member of the Fund’s portfolio management team responsible for cash management since 2006.
•	Geoffrey A. Wilson, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2007.

Mr. Dong makes final investment decisions for the Fund.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K, R and R6 Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[Remainder of Page Intentionally Left Blank]

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to provide long-term capital appreciation. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in derivatives, ETFs and foreign securities.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, for cash management or to gain exposure to an investment in a manner other than investing in the asset directly, nor can there be any assurance that a derivative hedge, if employed, will be successful. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

ETFs

Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an

ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-

denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Emerging Markets Investing

All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt and South Africa.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, B, C, K, R, R6 or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R, R6 and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A, B, C, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). Class R6 and Class I shares may not be converted to any other class of shares. The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K, R, R6 and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

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Class B Shares
Purchase Availability	Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	Not applicable.
Purchase Maximum	$50,000
Conversion Feature

Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	$1 million
Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.
Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Service fees of 0.25% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

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Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.
Class R6 Shares
Purchase Availability	Available for purchase only through employer-sponsored retirement plans through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	None
Class Y Shares
Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

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APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions – Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

CDSC Waivers – Class B and C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•

minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•

(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A, B, C, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C, K and R shares.

Payments made under the Plan by Class A, B, C and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C, K and R shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, except with respect to Class R6 shares, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Gains on Class R and R6 shares are generally not taxable, with limited exceptions. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities. During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Tony Y. Dong, Madan Gopal, Gavin Hayman, Brian S. Matuszak, Andy Y. Mui, George L. Sanders II and Geoffrey A. Wilson. Mr. Dong makes final investment decisions for the Fund. The team’s other members provide analytical support for Mr. Dong’s selections.

Tony Y. Dong, CFA, Vice Chairman and Chief Investment Officer, joined MCM in 1988 and has been a member of the Fund’s portfolio management team since 2001. Mr. Dong became part of the team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He also has been a member of the portfolio management teams for separately managed accounts in MCM’s mid-capitalization core growth discipline since 2001 and MCM’s mid-cap/small-cap blend discipline since November 2003. In early 2006, Mr. Dong began serving on MCM’s Executive, Operating and Product Policy Committees, and following the completion of a change in control of MCM at the end of 2006, he became Vice Chairman of MCM and a Director of Munder Capital Holdings LLC, MCM’s parent company. Mr. Dong was promoted to Chief Investment Officer of MCM in January 2010. As Chief Investment Officer, he oversees the firm’s investment management teams and strategies, including monitoring investment teams for investment skills, risk management, and portfolio construction.

Robert E. Crosby, CFA, Senior Portfolio Manager, joined MCM in 1993 and has been a member of the Fund’s portfolio management team since February 2012. Mr. Crosby also is a member of the portfolio management team that manages MCM’s small-cap/mid-cap blend equity discipline and is lead manager of MCM’s real estate (REIT) discipline. Mr. Crosby served as a member of the portfolio management team responsible for managing the Munder Large-Cap Value Fund and separately managed accounts in MCM’s large-capitalization value and multi-capitalization value disciplines from 2011 to 2012, co-manager of MCM’s small-capitalization value discipline from 2003 through 2010, MCM’s micro-capitalization equity discipline from 2005 through 2010, and MCM’s power & energy discipline from late 2001 through early 2003. Prior to 1998, he was as an equity analyst and primary analyst for MCM’s real estate (REIT) discipline.

Madan Gopal, Equity Analyst, joined MCM in 2008 and has been a member of the Fund’s portfolio management team since 2009. He has been a member of the portfolio management team for separately managed accounts in MCM’s mid-capitalization core growth discipline since joining MCM. He also analyzes equity securities for MCM’s mid-cap growth and small-cap/mid-cap blend disciplines. Prior to joining MCM, Mr. Madan pursued and received an M.B.A. from the University of Chicago from August 2006 through May 2008 and was an analyst for Dell, Inc., where he worked on standards-based solutions from 2000 to August 2006.

Gavin Hayman, CFA, Equity Analyst, has been a member of the Fund’s portfolio management team, assisting with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio, since 2010. He has been a member of the portfolio management team for separately managed accounts in MCM’s mid-capitalization core growth discipline since 2010. He also analyzes equity securities for MCM’s mid-cap growth and small-cap/mid-cap blend disciplines. From 2007 to 2010, Mr. Hayman was Director-Research at Telemus Capital Partners, a high-net-worth management company. From 2005 to 2007, while applying for permanent U.S. resident alien status, Mr. Hayman worked towards obtaining the CFA designation. Mr. Hayman has been continuously employed by MCM since 2010, previously working for MCM as an International Product Manager supporting several international equity disciplines from 2001 to 2002. Mr. Hayman began his career in the investment management industry in 1996.

Brian S. Matuszak, CFA, Senior Equity Analyst, joined MCM in 2000. Mr. Matuszak has been a member of the Fund’s portfolio management team since 2005 and has assisted with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the Fund since 2002. He also is a member of the portfolio management teams for separately managed accounts in MCM’s mid-capitalization core growth, mid-cap growth and small-cap/mid-cap blend disciplines. Mr. Matuszak became an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005.

George L. Sanders II, Senior Equity Research Associate, joined MCM in 1995 and has been a member of the Fund’s portfolio management team responsible for cash management since 2006. Mr. Sanders also is a member of the portfolio management teams responsible for MCM’s mid-capitalization core growth, mid-cap growth and small-cap/mid-cap blend equity investment disciplines and he provides quantitative equity research for MCM’s mid-capitalization core growth, mid-cap growth, large-capitalization value and multi-capitalization value investment disciplines.

Geoffrey A. Wilson, CFA, Co-Chief Investment Officer and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2007. As Co-Chief Investment Officer, Mr.

Wilson works closely with the Chief Investment Officer overseeing the day-to-day management of investment activities, portfolio monitoring and research. He also is a member of the portfolio management teams for separately managed accounts in MCM’s mid-capitalization core growth, mid-cap growth and small-cap/mid-cap blend equity disciplines, and the lead manager of MCM’s large-cap core growth and core growth equity disciplines. He was one of the founders of MCM, joining the company shortly after its 1985 inception, and has been part of a team managing large-cap core growth and core growth portfolios following a Growth-at-a-Reasonable-Price (GARP) approach since that time. Mr. Wilson was promoted to Co-Chief Investment Officer of MCM in January 2010.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789. As of the date of this Prospectus, Class R6 shares of the Fund had not commenced operations. As a result, no financial highlights for Class R6 shares are shown below.

CLASS A SHARES(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$30.44		$22.01	$18.16	$26.92	$29.43	$23.95

Income/(loss) from investment operations:

Net investment income/(loss)	0.04		(0.09)	(0.01)	0.04	(0.10)	(0.13)

Net realized and unrealized gain/(loss) on investments	(2.88)		8.52	3.89	(8.77)	(1.97)	5.65

Total from investment operations	(2.84)		8.43	3.88	(8.73)	(2.07)	5.52

Less distributions:

Dividends from net investment income	—		—	(0.03)	—	—	(0.04)

Distributions from net realized gains	—		—	—	(0.03)	(0.44)	—

Total distributions	—		—	(0.03)	(0.03)	(0.44)	(0.04)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$27.60		$30.44	$22.01	$18.16	$26.92	$29.43

Total return (d)	(9.33)%		38.30%	21.34%	(32.43)%	(7.18)%	23.10%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$1,243,021		$1,505,526	$1,306,682	$1,367,350	$2,281,311	$1,874,868

Ratio of operating expenses to average net assets	1.34	%(e)	1.33%	1.34%	1.35%	1.31%	1.32%

Ratio of net investment income/(loss) to average net assets	0.28	%(e)	(0.32)%	(0.06)%	0.21%	(0.37)%	(0.50)%

Portfolio turnover rate	19%		65%	52%	65%	56%	46%

Ratio of operating expenses to average net assets without expense reimbursements	1.34%		1.33%	1.34%	1.35%	1.31%	1.32%

CLASS B SHARES(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$28.21		$20.56	$17.07	$25.50	$28.11	$23.01

Income/(loss) from investment operations:

Net investment income/(loss)	(0.06)		(0.27)	(0.17)	(0.10)	(0.31)	(0.31)

Net realized and unrealized gain/(loss) on investments	(2.66)		7.92	3.66	(8.30)	(1.86)	5.41

Total from investment operations	(2.72)		7.65	3.49	(8.40)	(2.17)	5.10

Less distributions:

Distributions from net realized gains	—		—	—	(0.03)	(0.44)	—

Total distributions	—		—	—	(0.03)	(0.44)	—

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$25.49		$28.21	$20.56	$17.07	$25.50	$28.11

Total return (d)	(9.64)%		37.21%	20.45%	(32.94)%	(7.88)%	22.16%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$23,046		$29,263	$27,318	$29,614	$57,234	$68,204

Ratio of operating expenses to average net assets	2.09	%(e)	2.08%	2.09%	2.10%	2.06%	2.06%

Ratio of net investment income/(loss) to average net assets	(0.49	)%(e)	(1.08)%	(0.81)%	(0.55)%	(1.15)%	(1.25)%

Portfolio turnover rate	19%		65%	52%	65%	56%	46%

Ratio of operating expenses to average net assets without expense reimbursements	2.09%		2.08%	2.09%	2.10%	2.06%	2.06%
(a)	Class A shares and Class B shares of the Fund commenced operations on July 3, 2000 and July 5, 2000, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount represents less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	Annualized.

CLASS C SHARES(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$28.27		$20.60	$17.10	$25.55	$28.17	$23.06

Income/(loss) from investment operations:

Net investment income/(loss)	(0.06)		(0.27)	(0.17)	(0.10)	(0.31)	(0.31)

Net realized and unrealized gain/(loss) on investments	(2.67)		7.94	3.67	(8.32)	(1.87)	5.42

Total from investment operations	(2.73)		7.67	3.50	(8.42)	(2.18)	5.11

Less distributions:

Distributions from net realized gains	—		—	—	(0.03)	(0.44)	—

Total distributions	—		—	—	(0.03)	(0.44)	—

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$25.54		$28.27	$20.60	$17.10	$25.55	$28.17

Total return (d)	(9.66)%		37.23%	20.47%	(32.96)%	(7.90)%	22.16%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$199,534		$245,023	$214,746	$230,909	$464,870	$452,983

Ratio of operating expenses to average net assets	2.09	%(e)	2.08%	2.09%	2.10%	2.06%	2.06%

Ratio of net investment income/(loss) to average net assets	(0.48	)%(e)	(1.07)%	(0.81)%	(0.55)%	(1.13)%	1.25%

Portfolio turnover rate	19%		65%	52%	65%	56%	46%

Ratio of operating expenses to average net assets without expense reimbursements	2.09%		2.08%	2.09%	2.10%	2.06%	2.06%

CLASS K SHARES(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$30.42		$22.00	$18.15	$26.91	$29.42	$23.94

Income/(loss) from investment operations:

Net investment income/(loss)	0.03		(0.09)	(0.01)	0.03	(0.12)	(0.13)

Net realized and unrealized gain/(loss) on investments	(2.87)		8.51	3.89	(8.76)	(1.95)	5.65

Total from investment operations	(2.84)		8.42	3.88	(8.73)	(2.07)	5.52

Less distributions:

Dividends from net investment income	—		—	(0.03)	—	—	(0.04)

Distributions from net realized gains	—		—	—	(0.03)	(0.44)	—

Total distributions	—		—	(0.03)	(0.03)	(0.44)	(0.04)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$27.58		$30.42	$22.00	$18.15	$26.91	$29.42

Total return (d)	(9.34)%		38.27%	21.35%	(32.44)%	(7.18)%	23.11%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$17,403		$27,951	$30,681	$34,105	$78,566	$101,567

Ratio of operating expenses to average net assets	1.34	%(e)	1.33%	1.34%	1.35%	1.31%	1.31%

Ratio of net investment income/(loss) to average net assets	0.21	%(e)	(0.33)%	(0.06)%	0.17%	(0.40)%	(0.50)%

Portfolio turnover rate	19%		65%	52%	65%	56%	46%

Ratio of operating expenses to average net assets without expense reimbursements	1.34%		1.33%	1.34%	1.35%	1.31%	1.31%

(a)	Class C shares (known as Class II shares prior to October 31, 2003) and Class K shares of the Fund commenced operations on July 14, 2000 and December 17, 2002, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount represents less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	Annualized.

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CLASS R SHARES(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)		Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$30.05		$21.79	$18.00	$26.76		$29.33	$23.89

Income/(loss) from investment operations:

Net investment income/(loss)	0.00	(c)	(0.15)	(0.07)	0.00	(c)	(0.16)	(0.20)

Net realized and unrealized gain/(loss) on investments	(2.83)		8.41	3.86	(8.73)		(1.97)	5.64

Total from investment operations	(2.83)		8.26	3.79	(8.73)		(2.13)	5.44

Less distributions:

Dividends from net investment income	—		—	—	—		—	—

Distributions from net realized gains	—		—	—	(0.03)		(0.44)	—

Total distributions	—		—	—	(0.03)		(0.44)	—

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$27.22		$30.05	$21.79	$18.00		$26.76	$29.33

Total return (d)	(9.42)%		37.91%	21.06%	(32.62)%		(7.41)%	22.77%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$48,602		$56,978	$47,354	$59,485		$78,174	$42,501

Ratio of operating expenses to average net assets	1.59	%(e)	1.58%	1.59%	1.60%		1.56%	1.57%

Ratio of net investment income/(loss) to average net assets	0.03	%(e)	(0.57)%	(0.33)%	0.00	%(e)	(0.57)%	(0.75)%

Portfolio turnover rate	19%		65%	52%	65%		56%	46%

Ratio of operating expenses to average net assets without expense reimbursements	1.59%		1.58%	1.59%	1.60%		1.56%	1.57%

CLASS Y SHARES(a)	Period Ended 12/31/11(b) (Unaudited)		Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)		Year Ended 6/30/08(b)	Year Ended 6/30/07(b)

Net asset value, beginning of period	$31.09		$22.44	$18.51	$27.37		$29.85	$24.27

Income/(loss) from investment operations:

Net investment income/(loss)	0.08		(0.02)	0.05	0.10		(0.03)	(0.06)

Net realized and unrealized gain/(loss) on investments	(2.94)		8.68	3.96	(8.93)		(2.01)	5.73

Total from investment operations	(2.86)		8.66	4.01	(8.83)		(2.04)	5.67

Less distributions:

Dividends from net investment income	—		(0.01)	(0.08)	—		—	(0.09)

Distributions from net realized gains	—		—	—	(0.03)		(0.44)	—

Total distributions	—		(0.01)	(0.08)	(0.03)		(0.44)	(0.09)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$28.23		$31.09	$22.44	$18.51		$27.37	$29.85

Total return (d)	(9.20)%		38.59%	21.67%	(32.26)%		(6.98)%	23.43%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$2,562,878		$3,015,321	$2,109,229	$1,656,032		$2,049,643	$1,366,790

Ratio of operating expenses to average net assets	1.09	%(e)	1.08%	1.09%	1.11%		1.07%	1.07%

Ratio of net investment income/(loss) to average net assets	0.53	%(e)	(0.07)%	0.20%	0.50%		(0.09)%	(0.25)%

Portfolio turnover rate	19%		65%	52%	65%		56%	46%

Ratio of operating expenses to average net assets without expense reimbursements	1.09%		1.08%	1.09%	1.11%		1.07%	1.07%

(a)	Class R shares and Class Y shares of the Fund commenced operations July 29, 2004 and June 24, 1998, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount represents less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	Annualized.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
4400 Computer Drive
Westborough, MA 01581

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

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-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.
-	A share exchange is generally a taxable event and, accordingly, you may realize a taxable gain or loss. Certain exchanges may not result in a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

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HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:
By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789

By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940

By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294

Munder Veracity Small-Cap Value Fund

PROSPECTUS

October 29, 2011, as amended and restated on July 5, 2012

CLASS A SHARES (VSCVX)	CLASS K SHARES (MKVSX)
CLASS B SHARES (MBVSX)	CLASS R SHARES (MRVSX)
CLASS C SHARES (MCVSX)	CLASS R6 SHARES (MVSSX)
CLASS Y SHARES (VSVIX)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Veracity Small-Cap Value Fund

Summary

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to achieve long-term capital growth.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class R6 Shares		Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class R6 Shares		Class Y Shares
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(e)	0.00%		0.00%
Other Expenses	0.39%	0.42%	0.42%	0.67%	0.42%		0.25%	(f)	0.42%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements(f)	1.54%	2.32%	2.32%	1.57%	1.82%		1.15%	(f)	1.32%

Fee Waivers and/or Expense Reimbursements(g)	-0.04%	-0.07%	-0.07%	-0.07%	-0.07%		0.00%		-0.07%

Total Net Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements(g)	1.50%	2.25%	2.25%	1.50%	1.75%		1.15%		1.25%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e) Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(f) Other Expenses and Total Annual Fund Operating Expenses for Class R6 Shares are based on estimated expenses for the current year. For Class R6 shares, fees paid to intermediaries for shareholder servicing, record keeping and sub-transfer agency represent 0.00% of Other Expenses.

(g) Pursuant to an Expense Limitation Agreement, MCM (as defined below) has agreed contractually through at least October 31, 2012 to waive or limit fees or to assume other expenses of Class A, B, C, K, R and Y shares of the Fund and through at least May 31, 2013 for Class R6 shares of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.50% for Class A and Class K shares, 2.25% for Class B and Class C shares, 1.75% for Class R shares and 1.25% for Class R6 and Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above for each class of shares and the Board of MST has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class R6 Shares	Class Y Shares
1 Year	$694	$728	$328	$153	$178	$117	$127
3 Years	$1,006	$1,018	$718	$489	$566	$365	$411
5 Years	$1,340	$1,435	$1,235	$849	$979	$633	$716
10 Years	$2,281	$2,457	$2,652	$1,861	$2,131	$1,398	$1,583

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class R6 Shares	Class Y Shares
1 Year	$694	$228	$228	$153	$178	$117	$127
3 Years	$1,006	$718	$718	$489	$566	$365	$411
5 Years	$1,340	$1,235	$1,235	$849	$979	$633	$716
10 Years	$2,281	$2,457	$2,652	$1,861	$2,131	$1,398	$1,583

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The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The sub-advisor pursues long-term capital growth in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Small-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2000® Index ($23 million to $3.4 billion as of September 30, 2011). The Fund may, however, also invest (i) in equity securities of larger companies and (ii) up to 25% of its assets in foreign securities.

When selecting securities to invest in, the sub-advisor seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The sub-advisor chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment. The sub-advisor finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The sub-advisor regularly reviews the Fund’s investments and will sell securities when the sub-advisor believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Small Company Stock Risk

Small companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Foreign Securities Risk

Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Sector/Industry Focus Risk

The Fund may invest a substantial portion of its assets within one or more economic sectors or industries. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector or industry. The Fund may tend to be more heavily weighted in financials companies, particularly those within the real estate investment trust (REIT) industry. The values of financials companies are particularly vulnerable to economic downturns and changes in government regulation and interest rates. Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and

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increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

On May 13, 2011, the Fund acquired the assets and liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”) (“Reorganization”). The Veracity Fund was the accounting survivor of the Reorganization and the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history in this Prospectus for the periods prior to May 14, 2011 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I shares, which were similar to the Fund’s Class A and Class Y shares, respectively. Therefore, the total returns for Class A shares, the class of shares with the longest performance history, in the bar chart below for the periods prior to May 14, 2011 are those of the Veracity Fund’s Class R shares, which have not been restated to reflect any difference in expenses and do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be different.

The performance for Class A shares in the table below for the periods prior to May 14, 2011 is the performance of the Veracity Fund’s Class R shares. The performance for Class Y shares in the table below for the periods prior to May 14, 2011 is the performance of the Veracity Fund’s Class I shares. The performance for Class B, Class C, Class K and Class R shares in the table below for the periods prior to May 14, 2011 is the performance of the Veracity Fund’s Class I shares adjusted for differences in the applicable sales loads and Rule 12b-1 fees of each respective class.

TOTAL RETURN (%)

per calendar year

YTD through 3/31/12:	9.31%
Best Quarter:	23.78%	(quarter ended 6/30/09)
Worst Quarter:	-20.78%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2011 (including maximum sales charges in existence during the periods indicated)	1 Year %	5 Years %	Since Inception %
CLASS A (Inception 3/30/04)
Return Before Taxes	-2.91	1.40	6.01
Return After Taxes on Distributions	-2.91	1.11	5.64
Return After Taxes on Distributions and Sale of Fund Shares	-1.89	1.14	5.17

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-5.50	-1.87	3.93
CLASS B (Inception 7/7/05)
Return Before Taxes	-8.41	0.27	3.76

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-5.50	-1.87	2.30
CLASS C (Inception 7/7/05)
Return Before Taxes	-4.55	0.66	3.91

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-5.50	-1.87	2.30
CLASS K (Inception 7/7/05)
Return Before Taxes	-2.85	1.42	4.67

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-5.50	-1.87	2.30
CLASS R (Inception 7/7/05)
Return Before Taxes	-3.09	1.17	4.42

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-5.50	-1.87	2.30
CLASS Y (Inception 7/7/05)
Return Before Taxes	-2.60	1.67	4.93

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-5.50	-1.87	2.30

The index returns from inception for Class A, B, C, K, R and Y shares are as of 4/1/04, 7/1/05, 7/1/05, 7/1/05, 7/1/05 and 7/1/05, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a

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capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. The after-tax returns of the Class B, C, K, R, R6 and Y shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses. No performance information is provided for Class R6 shares as that class had not commenced operation as of the date of this Prospectus.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. Integrity Asset Management, LLC (Integrity) is the sub-advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, has been a member of the Fund’s portfolio management team since 2011.
•	Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since 2011.
•	Adam I. Friedman, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since 2011.
•	Joe A. Gilbert, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since 2011.
•	J. Bryan Tinsley, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since 2011.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K, R and R6 Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[Remainder of Page Intentionally Left Blank]

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MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

As stated above, the Fund’s investment objective is to seek to achieve long-term capital growth. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.

A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in foreign securities and real estate investment trusts.

Foreign Securities

The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.

Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S.

issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.

Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

Real Estate Investment Trusts (REITs)

The Fund may invest in real estate investment trusts (REITs)

REIT Risk

Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund’s sub-advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the sub-advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information regarding other investments and investment techniques that may be used by the sub-advisor is included in the Fund’s Statement of Additional Information.

Borrowing

The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the

Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk

Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.

Derivatives

From time to time, the sub-advisor may write covered call options. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are

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derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

ETFs

From time to time, the sub-advisor will use exchange-traded funds (ETFs) to manage cash. Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk

ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.

Emerging Markets Investing

All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt and South Africa.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

Initial Public Offerings (IPOs)

The Fund may invest in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Short-Term Trading

From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing

The Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, the Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk

During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

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PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 15 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES

Purchasing Shares

You may purchase Class A, B, C, K, R, R6 or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K, R, R6 and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”

Exchanging Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Converting Shares

You may convert (i) Class A, B, C, or R shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). Class R6 and Class I shares may not be converted to any other class of shares. The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”

Redeeming Shares

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

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SHARE CLASS SELECTION

The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K, R, R6 and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.
Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).
Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which your broker or financial intermediary received a sales commission).
Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares
Purchase Availability	Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	Not applicable.
Purchase Maximum	$50,000
Conversion Feature

Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

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Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.
Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.
Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.
Purchase Maximum	$1 million
Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.
Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Service fees of 0.25% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.
Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	May be converted to Class Y shares of the Fund if eligibility requirements are met.
Class R6 Shares
Purchase Availability	Available for purchase only through employer-sponsored retirement plans through which group-level investments are made in the Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum	None
Purchase Maximum	None
Conversion Feature	None

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Class Y Shares Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Distribution and/or Service Fees	None
Initial Purchase Minimum

$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None
Conversion Feature	None

APPLICABLE SALES CHARGES

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)		Net Amount Invested (%)
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

* Because of rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if your broker or financial intermediary received a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients;

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code; and

10. financial intermediaries who have entered into an agreement with the Munder Funds, the Fund’s investment advisor or the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases

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based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions – Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call

(800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem:

•

Class A shares purchased within one year of redemption as part of an investment of $1 million or more if your broker or financial intermediary received a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.

These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

CDSC Waivers – Class B and C Shares

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:

•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•

minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

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•

(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A, B, C, K and R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B, C and R shares and for services provided to shareholders of Class A, B, C, K and R shares.

Payments made under the Plan by Class A, B, C and R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C, K and R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B, C and R shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, C and R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C, K and R shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, except with respect to Class R6 shares, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or sub-advisor, out of its own resources and without additional cost to the Fund or its shareholders, or the Fund’s distributor, from fees received pursuant to the Distribution and Service Plan or commissions received, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor or sub-advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor, sub-advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or sub-advisor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

PRICING OF FUND SHARES

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

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The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying

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dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2012.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Gains on Class R and R6 shares are generally not taxable, with limited exceptions. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

MANAGEMENT OF THE FUND

Investment Advisor

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2011, MCM had approximately $12.5 billion in assets under management.

Pursuant to a Sub-Advisory Agreement, MCM has retained Integrity Asset Management, LLC (Integrity), 18500 Lake Road, Suite 300, Rocky River, Ohio 44116, a registered investment adviser and a wholly owned subsidiary of MCM, to manage the Fund effective June 1, 2011. Integrity is responsible for the day-to-day management of the Fund, which includes, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. As of September 30, 2011, Integrity had $2.7 billion in assets under management.

During the fiscal year ended June 30, 2011, the Fund paid an advisory fee at an annual effective rate of 0.98% of the Fund’s average daily net assets. Prior to May 14, 2011, the advisory fee for the Fund was 0.75% of the Fund’s average daily net assets. Effective May 14, 2011, the advisory fee for the Fund is 0.90% of the first $300 million in average daily net assets and 0.85% of the average daily net assets in excess of $300 million. The Fund’s Annual Report dated June 30, 2011 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.

Portfolio Management Team

A team of professionals employed by Integrity jointly makes investment decisions for the Fund. The lead managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio, are Daniel G. Bandi, Daniel J. DeMonica and Adam I. Friedman.

Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, joined Integrity in 2003. Mr. Bandi has been a member of the Fund’s portfolio management team since 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of financials and industrials. Mr. Bandi also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Micro-Cap Equity Fund, the Munder Integrity Mid-Cap Value Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. Bandi serves as Chief Investment Officer for all of Integrity’s value equity strategies, and is lead portfolio manager for the small cap value equity strategy and the small/mid cap value equity strategy. Prior to joining Integrity, Mr. Bandi was Managing Director of Equity Investments for National City Investment Management Co. from 1998 to 2003. Mr. Bandi earned his Bachelor of Arts degree in Economics from the University of Pittsburgh in 1987, and an MBA in Finance from Texas A&M University at Commerce in 1990.

Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, joined Integrity in 2003. Mr. DeMonica has been a member of the Fund’s portfolio management team since 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of health care, telecommunications, consumer services and utilities. Mr. DeMonica also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Munder Micro-Cap Equity Fund, the Munder Integrity Mid-Cap Value Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member

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of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. DeMonica is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the large cap value equity strategy. Prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. from 1998 to 2003. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

Adam I. Friedman, Senior Portfolio Manager Integrity, joined Integrity in 2003. Mr. Friedman has been a member of the Fund’s portfolio management team since 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer cyclicals and technology. Mr. Friedman also assists the other team members with overall portfolio strategy. He has been a member of the portfolio management teams for the Micro-Cap Equity Fund, the Munder Integrity Mid-Cap Value Fund, and the Munder Integrity Small/Mid-Cap Value Fund since 2011, and was a member of the portfolio management team for the Veracity Small Cap Value Fund from March 2004 through May 2011, when it merged with the Munder Small-Cap Value Fund. Mr. Friedman is a member of Integrity’s value equity management team, serving as a senior portfolio manager for all value strategies and as lead portfolio manager for the mid cap value equity strategy. Prior to joining Integrity, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.

Joe A. Gilbert, CFA, Portfolio Manager of Integrity, joined Integrity in 2003. Mr. Gilbert has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer staples, insurance and transportation. Mr. Gilbert also has been a member of the portfolio management teams for the Munder Integrity Mid-Cap Value Fund and the Munder Integrity Small/Mid-Cap Value Fund since 2011. Since joining Integrity in 2003, Mr. Gilbert has been a member of Integrity’s value equity management team and has been responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer staples, insurance and transportation. Prior to joining Integrity, Mr. Gilbert was an Equity Analyst for National City Investment Management Co. from 2002 to 2003. Mr. Gilbert earned both his undergraduate degree and his MBA from the University of Maryland.

J. Bryan Tinsley, CFA, Portfolio Manager of Integrity, joined Integrity in 2003. Mr. Tinsley has been a member of the Fund’s portfolio management team since the Fund’s inception in 2011 and is responsible for analyzing and recommending buy/sell decisions within the designated sectors of basic materials, energy and commercial services. Mr. Tinsley also has been a member of the portfolio management teams for the Munder Integrity Mid-Cap Value Fund and the Munder Integrity Small/Mid-Cap Value Fund since 2011. Since joining Integrity in 2003, Mr. Tinsley has been a member of Integrity’s value equity management team and has been responsible for analyzing and recommending buy/sell decisions within the designated sectors of basic materials, energy and commercial services. Prior to joining Integrity, Mr. Tinsley was a Senior Equity Analyst for National City Investment Management Co. from 1998 to 2003. Mr. Tinsley is a graduate of Transylvania University and earned his MBA from Case Western Reserve University.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions).

The Veracity Fund was the accounting survivor of the Reorganization. Therefore, the Fund has carried forward the performance and accounting history of the Veracity Fund. Class R and Class I shareholders of the Veracity Fund received Class A and Class Y shares of the Fund, respectively, in the Reorganization. The information contained in the following financial statements for periods prior to March 1, 2011, is based on historical financial statements of the Veracity Fund that were restated to reflect the effect of the Reorganization. Information subsequent to February 28, 2011 was audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Fund’s Statement of Additional Information. The underlying historical financial statements as of and prior to February 28, 2011 were audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, whose report, along with the Veracity Fund’s financial statements, are included in the annual reports of the Veracity Fund for the previous periods ended February 28. Our website, www.munderfunds.com, contains the Fund’s most recent annual report and the Veracity Fund’s most recent semi-annual report. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789. As of the date of this Prospectus, Class R6 shares of the Fund had not commenced operations. As a result, no financial highlights for Class R6 shares are shown below.

CLASS A SHARES(a)	Period Ended 12/31/11(c) (Unaudited)		Period Ended 6/30/11(c)(h)		Year Ended 2/28/11(b)		Year Ended 2/28/10(b)	Year Ended 2/28/09(b)		Year Ended 2/29/08(b)		Year Ended 2/28/07(b)

Net asset value, beginning of period	$20.84		$20.78		$15.77		$8.92	$15.22		$19.49		$18.93

Income/(loss) from investment operations:

Net investment income/(loss)	0.02		(0.04)		(0.10)		0.01	0.09		0.02		0.02

Net realized and unrealized gain/(loss) on investments	(1.53)		0.10		5.11		6.85	(6.30)		(2.94)		1.58

Total from investment operations	(1.51)		0.06		5.01		6.86	(6.21)		(2.92)		1.60

Less distributions:

Dividends from net investment income	—		—		(0.00	)(d)	(0.01)	(0.09)		(0.02)		(0.02)

Distributions from net realized gains	—		—		—		—	—		(1.32)		(1.02)

Return of capital	—		—		—		—	(0.00	)(d)	(0.01)		—

Total distributions	—		—		(0.00	)(d)	(0.01)	(0.09)		(1.35)		(1.04)

Short-term trading fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	0.00	(d)	0.00	(d)	0.00 (d)

Net asset value, end of period	$19.33		$20.84		$20.78		$15.77	$8.92		$15.22		$19.49

Total return(e)	(7.25)%		0.29%		31.82%		76.80%	(40.91)%		(15.81)%		8.46%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$92,118		$133,177		$82,560		$87,928	$48,510		$91,731		$116,883

Ratio of operating expenses to average net assets	1.50	%(g)	1.50	%(g)	1.50%		1.50%	1.50%		1.50%		1.50%

Ratio of net investment income/(loss) to average net assets	0.25	%(g)	(0.52	)%(g)	(0.50)%		0.06%	0.70%		0.06	%(f)	0.08%

Portfolio turnover rate	17%		14%		52%		69%	86%		92%		106%

Ratio of operating expenses to average net assets without expense reimbursements or recoupments	1.60	%(g)	1.54	%(g)	1.50%		1.54%	1.56%		1.49%		1.56%

(a)  Class A Shares commenced operations on March 30, 2004.

(b)  The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Value Fund, which was the accounting survivor in the Reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the Reorganization to reflect the net asset value of the Munder Small-Cap Value Fund, which was the legal survivor of the Reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1 in the Fund’s Annual Report for the period ended 6/30/11.

(c)  Per share numbers have been calculated using the average shares method.

(d)  Amount is less than $0.005 per share.

(e)  Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(f)  Absent the recoupment of previous fee reductions and expense reimbursements by Integrity Asset Management, LLC, the ratio of net investment income to average net assets would have been 0.07% for Class A Shares for the year ended February 29, 2008.

(g) Annualized.

(h)  Data shown is for the period March 1, 2011 to June 30, 2011.

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	CLASS B SHARES (a)				CLASS C SHARES (a)
	Period Ended 12/31/11(b) (Unaudited)		Period Ended 6/30/11(b)(c)		Period Ended 12/31/11(b)		Period Ended 6/30/11(b)(c)

Net asset value at beginning of period	$19.59		$19.76		$19.51		$19.68

Income/(loss) from investment operations:

Net investment loss	(0.04)		(0.04)		(0.04)		(0.04)

Net realized and unrealized gain on investments	(1.44)		(0.13)		(1.43)		(0.13)

Total from investment operations	(1.48)		(0.17)		(1.47)		(0.17)

Less distributions:

Distributions from income	—		—		—		—

Total distributions	—		—		—		—

Short-term trading fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$18.11		$19.59		$18.04		$19.51

Total return (e)	(7.55)%		(0.86)%		(7.53)%		(0.86)%

Ratios to average net assets/supplemental data:

Net assets at end of period (in 000’s)	$6,227		$8,584		$19,032		$23,237

Ratio of operating expenses to average net assets	2.25	%(f)	2.25	%(f)	2.25	%(f)	2.25	%(f)

Ratio of net investment loss to average net assets	(0.48	)%(f)	(1.53	)%(f)	(0.47	)%(f)	(1.52	)%(f)

Portfolio turnover rate	17%		14%		17%		14%

Ratio of operating expenses to average net assets without expense reimbursements	2.35	%(f)	2.32	%(f)	2.35	%(f)	2.32	%(f)

	CLASS K SHARES (a)				CLASS R SHARES (a)
	Period Ended 12/31/11(b) (Unaudited)		Period Ended 6/30/11(b)(c)		Period Ended 12/31/11(b)		Period Ended 6/30/11(b)(c)

Net asset value at beginning of period	$20.80		$20.96		$20.67		$20.83

Income/(loss) from investment operations:

Net investment loss	(0.02)		(0.02)		—		(0.03)

Net realized and unrealized gain on investments	(1.52)		(0.14)		(1.51)		(0.13)

Total from investment operations	(1.50)		(0.16)		(1.51)		(0.16)

Less distributions:

Distributions from income	—		—		—		—

Total distributions	—		—		—		—

Short-term trading fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$19.30		$20.80		$19.16		$20.67

Total return (e)	(7.26)%		(0.72)%		(7.31)%		(0.77)%

Ratios to average net assets/supplemental data:

Net assets at end of period (in 000’s)	$2,042		$3,203		$392		$597

Ratio of operating expenses to average net assets	1.50	%(f)	1.50	%(d)	1.75	%(f)	1.75	%(f)

Ratio of net investment loss to average net assets	0.24	%(f)	(0.80	)%(d)	(0.02	)%(f)	(1.02	)%(f)

Portfolio turnover rate	17%		14%		17%		14%

Ratio of operating expenses to average net assets without expense reimbursements	1.60	%(f)	1.57	%(d)	1.85	%(f)	1.82	%(f)

(a)	Class B Shares, Class C Shares, Class K Shares and Class R Shares commenced operations on May 14, 2011.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Data shown is for the period May 14, 2011 to June 30, 2011.
(d)	Amount is less than $0.005 per share.
(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(f)	Annualized.

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CLASS Y SHARES(a)	Period Ended 12/31/11(c) (Unaudited)		Period Ended 6/30/11(c)(h)		Year Ended 2/28/11(b)		Year Ended 2/28/10(b)	Year Ended 2/28/09(b)	Year Ended 2/29/08(b)		Year Ended 2/28/07(b)

Net asset value, beginning of period	$21.08		$21.01		$15.90		$8.99	$15.36	$19.67		$19.07

Income/(loss) from investment operations:

Net investment income/(loss)	0.05		(0.02)		(0.04)		0.04	0.13	0.05		0.06

Net realized and unrealized gain on investments	(1.54)		0.09		5.15		6.91	(6.36)	(2.95)		1.62

Total from investment operations	(1.49)		0.07		5.11		6.95	(6.23)	(2.90)		1.68

Less distributions:

Dividends from net investment income	—		—		(0.00	)(d)	(0.04)	(0.13)	(0.05)		(0.05)

Distributions from net realized gains	—		—		—		—	—	(1.33)		(1.03)

Return of capital	—		—		—		—	(0.01)	(0.03)		—

Total distributions	—		—		(0.00)		(0.04)	(0.14)	(1.41)		(1.08)

Short-term trading fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	—	0.00	(d)	—

Net asset value, end of period	$19.59		$21.08		$21.01		$15.90	$8.99	$15.36		$19.67

Total return (e)	(7.07)%		0.33%		32.13%		77.33%	(40.79)%	(15.57)%		8.72%

Ratios to average net assets/supplemental data:

Net assets, end of period (in 000’s)	$155,997		$163,354		$138,835		$62,927	$27,578	$50,456		$74,583

Ratio of operating expenses to average net assets	1.25	%(g)	1.25	%(g)	1.25%		1.25%	1.24%	1.25%		1.25%

Ratio of net investment income/(loss) to average net assets	0.58	%(g)	(0.30	)%(g)	(0.25)%		0.31%	0.95%	0.31	%(f)	0.33%

Portfolio turnover rate	17%		14%		52%		69%	86%	92%		106%

Ratio of operating expenses to average net assets without expense reimbursements or recoupments	1.36	%(g)	1.32	%(g)	1.25%		1.29%	1.30%	1.24%		1.31%

(a)	Class Y Shares commenced operations on July 7, 2005.

(b)   The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Value Fund, which was the accounting survivor in the Reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the Reorganization to reflect the net asset value of the Munder Small-Cap Value Fund, which was the legal survivor of the Reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1 in the Fund’s Annual Report for the period ended 6/30/11.

(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount is less than $0.005 per share.
(e)	Total return represents aggregate total return for the period indicated.

(f)   Absent the recoupment of previous fee reductions and expense reimbursements by Integrity Asset Management, LLC, the ratio of net investment income to average net assets would have been 0.32% for Class Y Shares for the year ended February 29, 2008.

(g)	Annualized.
(h)	Data shown is for the period March 1, 2011 to June 30, 2011.

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ADDITIONAL INVESTOR INFORMATION

This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, R6, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.

HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:		For other inquiries or complaints:

By telephone:	1-800-438-5789	By telephone:	1-800-468-6337

By mail:	The Munder Funds	By mail:	The Munder Funds
	P.O. Box 9701		Attn: Secretary
	Providence, RI 02940		480 Pierce Street
By overnight delivery:	The Munder Funds		Birmingham, MI 48009
	4400 Computer Drive	By e-mail:	fundcontact@munder.com
Westborough, MA 01581

SHARE CLASS ELIGIBILITY

Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R, R6 or Y shares. The Funds may waive any applicable eligibility requirements or investment minimums at their discretion.

Eligibility to Purchase Class A and C Shares

All investors are eligible to purchase Class A and C shares.

Eligibility to Purchase Class B Shares

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.

Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares)

already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.

Eligibility to Purchase Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

Eligibility to Purchase Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

-	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

Eligibility to Purchase Class R6 Shares

Investors may purchase Class R6 shares only through participation in employer-sponsored retirement plans or other similar programs where group-level or omnibus accounts are held on the books of the Funds, including, without limitation, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

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-	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;
-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

Eligibility to Purchase Class I Shares

Individual investors and institutional investors may purchase Class I shares.

INVESTMENT MINIMUMS

Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A, B & C Shares

Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class K, R & R6 Shares

There is no minimum initial or subsequent investment for Class K, R or R6 shares.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Class I Shares

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

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Class A, B & C Shares Accounts Below Minimums

For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2012, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

HOW TO PURCHASE SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment. To obtain current wire instructions, an Account Application, your account number or more information, call (800) 438-5789. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your

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shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

HOW TO REDEEM SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past

30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, R6, Y or I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.
-	A share exchange is generally a taxable event and, accordingly, you may realize a taxable gain or loss. Certain exchanges may not result in a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

HOW TO CONVERT SHARES

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

-	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

-	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

-	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

-	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.
-	A conversion between shares classes of the same Fund should be treated as a tax-free event.

-	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

-	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

ADDITIONAL INFORMATION

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.

SHAREHOLDER INQUIRIES:		TO OBTAIN INFORMATION:
By e-mail:	fundcontact@munder.com	By Telephone:	(800) 438-5789

By telephone:	(800) 468-6337	By Mail:	The Munder Funds® P.O. Box 9701 Providence, RI 02940

By Mail:	The Munder Funds® Attn: Secretary 480 Pierce Street Birmingham, MI 48009	By overnight delivery:	The Munder Funds® 4400 Computer Drive Westborough, MA 01581
		By Internet	www.munderfunds.com

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Distributor: Funds Distributor, LLC

SEC File Number: 811-21294